UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material under §240.14a-12

GENERAC HOLDINGS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 29, 2025
Notice of Annual
Meeting of Stockholders

To the Stockholders of our Company:
You are cordially invited to attend the 2025 Annual Meeting of Stockholders where we will be voting on the below matters.
Items of Business
•
To elect the three nominees named herein as Class I directors;

•
To ratify the selection of Deloitte & Touche LLP as our independent, registered public accounting firm for the year ending December 31, 2025; and

•
To approve, on an advisory, non-binding basis, the compensation of our executive officers;

In addition, we will consider any other matters that may properly come before the meeting or any adjournments or postponements of the meeting.
DATE AND TIME: Thursday, June 12, 2025 9:00 a.m. CT
Instructions regarding all methods of voting are contained on any Notice of Internet Availability of Proxy Materials or proxy card provided. If your shares are held in the name of a bank, broker, fiduciary or custodian, follow the voting instructions you receive from your record holder.
Your vote is important. Whether or not you intend to be present at the meeting, to assure that your shares are represented at the meeting, please vote promptly using one of the methods mentioned below.

WHERE:
Generac Power
Systems, Inc.
S45 W29290 Hwy. 59
Waukesha, Wisconsin 53189
ADMISSION: Holders of record of our common stock at the close of business on April 17, 2025 are entitled to notice of, and to vote at, the annual meeting.

Internet	Telephone	Mail	In Person
Visit the internet website indicated on the Notice of Internet Availability or any proxy card you receive and follow the on-screen instructions.	Use the toll-free telephone number shown on any proxy card you receive.
If you request a paper proxy card by telephone or internet, you may elect to vote by mail. If you elect to do so, you should date, sign and promptly return your proxy card by mail in the postage prepaid envelope which accompanied that proxy card.
You can deliver a completed proxy card at the meeting or vote in person.
Thank you for your continued support of and interest in the Company. By Order of the Board of Directors, Raj Kanuru Executive Vice President, General Counsel, and Secretary

Important notice:
The Board of Directors (the “Board of Directors” or “Board”) of Generac Holdings Inc. (“Generac,” “we,” “us,” “our,” or the “Company”) is soliciting your proxy to be voted at the Annual Meeting of Stockholders to be held on Thursday, June 12, 2025.
Instead of mailing a printed copy of our proxy materials to each stockholder, we furnish proxy materials to our stockholders over the internet by mailing a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”), unless otherwise instructed by the stockholder. The Notice of Internet Availability includes information on where to view all proxy materials online, as well as voting instructions. If you received a Notice of Internet Availability and you would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability. The Notice of Internet Availability was first mailed on or about April 29, 2025 to all stockholders of record as of the record date for the annual meeting, which was the close of business on April 17, 2025.

2025 Proxy Statement

Summary Information
Our Corporate Strategy

GENERAC
POWERING A
SMARTER WORLD
Improve energy resilience and independence
Increase power reliability through onsite generation and storage solutions that provide resiliency for homes, businesses, and communities.
Optimize energy efficiency and consumption
Enable sustainable and more efficient power generation and consumption through monitoring, management, and lower-carbon solutions.
Protect and build critical infrastructure
Offering innovative solutions that enable and protect next-generation power, communications, transportation, and other critical infrastructure.
OUR PURPOSE: LEAD THE EVOLUTION TO MORE RESILIENT • EFFICIENT • SUSTAINABLE ENERGY SOLUTIONS

Generac By The Numbers
* A full discussion of our use of non-U.S. generally accepted accounting principles measures to provide a baseline for evaluating and comparing our operating results, and a reconciliation of Adjusted EBITDA to net income can be found in Item 7 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

1	2025 Proxy Statement

SUMMARY INFORMATION
Proposals at the Annual Meeting		Board Recommendations:
Proposal 1: Election of Class I Directors Aaron. P. Jagdfeld Andrew G. Lampereur Nam T. Nguyen	Pages 4-8	FOR each director nominee
Proposal 2: To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2025	Page 61	FOR
Proposal 3: To approve, on an advisory, non-binding basis, the compensation of our executive officers	Page 63	FOR

2	2025 Proxy Statement

SUMMARY INFORMATION
Our 2024 Business Highlights and Performance
We achieved solid financial results, including record cash flow generation, in 2024:
Key Components and Design of the Executive Compensation Program
* A full discussion of our use of non-U.S. generally accepted accounting principles measures to provide a baseline for evaluating and comparing our operating results, and a reconciliation of Adjusted EBITDA to net income can be found in Item 7 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

3	2025 Proxy Statement

Proposal 1 — Election of Class I Directors

The nominees for election as Class I Directors at the 2025 annual meeting are described below, each of whom has been nominated by the Board of Directors. If elected, each of the nominees is expected to serve for a three-year term expiring at the annual meeting of stockholders of the Company in 2028 and until their respective successors have been elected and qualified.
The Board of Directors recommends a vote FOR the Company’s nominees for Class I Directors.

Our Board of Directors is divided into three classes, with each class serving a consecutive three-year term. The term of the current Class I Directors will expire on the date of the 2025 annual meeting, subject to the election and qualification of their respective successors. The Board of Directors expects that each of the nominees will be available for election as a director. However, if by reason of an unexpected occurrence, one or more of the nominees is not available for election, the persons named in the form of proxy have advised that they will vote for such substitute nominees as the Board of Directors may nominate.
Mr. John D. Bowlin, a Class I Director, has elected to retire from the Board of Directors at the end of his current term and is not standing for re-election at the 2025 annual meeting. Our Company and the Board would like to thank Mr. Bowlin, who has served as a director since 2006, for his service, guidance, and many contributions to our company, particularly during a very transformative time in our history.
In selecting director candidates, the Nominating and Corporate Governance Committee considers whether the candidates possess the required skill sets and fulfill the qualification requirements of directors approved by the Board of Directors, including integrity, objectivity, sound judgment, leadership, courage, and diversity in all aspects of that term.
The following table provides the current composition of each of our committees:
Director	Audit Committee	Human Capital and Compensation Committee	Nominating and Corporate Governance Committee
Marcia Avedon		C	X
Kathryn Bohl	X		X
John Bowlin(1)		X
Robert Dixon	X		C
William Jenkins		X
Andrew Lampereur	C
Bennett Morgan (L)		X	X
Nam Nguyen(2)			X
David Ramon	X		X
Dominick Zarcone	X	X
“C” = Chairperson
“L” = Lead Director
(1)
until the annual meeting as Mr. Bowlin is not standing for re-election.

(2)
Ms. Nguyen has been appointed a member of the Human Capital and Compensation Committee effective upon her re-election at the annual meeting.

4	2025 Proxy Statement

PROPOSAL 1 — ELECTION OF CLASS I DIRECTORS
Our director nominees and continuing directors bring a broad range of skills, experiences, and perspectives to our board. The table below summarizes the skills and experiences that bring value to our Company.
(1)
As discussed in his biography below, Mr. Zarcone is also a director nominee for WillScot Holdings Corporation, a public company listed on the NASDAQ exchange.

5	2025 Proxy Statement

PROPOSAL 1 — ELECTION OF CLASS I DIRECTORS
The following biographies describe the business experience of each director nominee and continuing director. Following the biographical information for each director below, we have listed qualifications that, in addition to those discussed above, the Board of Directors considered in determining whether to recommend the director be nominated for reelection.
Nominees for Election
Class I Directors
AARON P. JAGDFELD
Age: 53 Director Since: 2006 Chairman Since: 2016
EXPERIENCE & QUALIFICATIONS
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2008-Current: President and Chief Executive Officer of Generac

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2007: President of Generac, responsible for sales, marketing, engineering, and product development

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2002-2006: Chief Financial Officer, Generac

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1994-2001: Finance Department, Generac

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Prior to 1994: Audit Practice, Deloitte & Touche, LLP

Other Board Service
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Current Director of The Hillman Group, a public company providing complete hardware solutions

As the Chief Executive Officer and the only management representative on the Board, Mr. Jagdfeld provides valuable insight to the Board regarding the day-to-day business issues facing the Company. Since joining the Company, he has navigated a number of achievements, including our initial public offering, the significant increase in sales, numerous acquisitions, and our international expansion. Mr. Jagdfeld has extensive finance and operational experience and has high-level leadership experience in several prior positions. Mr. Jagdfeld holds a Bachelor of Business Administration in Accounting from the University of Wisconsin-Whitewater.

6	2025 Proxy Statement

PROPOSAL 1 — ELECTION OF CLASS I DIRECTORS
ANDREW G. LAMPEREUR
Age: 62 Director Since: 2014
EXPERIENCE & QUALIFICATIONS
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2000-2017: Executive Vice President and Chief Financial Officer, Actuant Corporation (now Enerpac Tool Group Corporation), a global diversified company that designs and manufactures industrial products and systems (“Actuant”)

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1999-2000: Applied Power (Actuant) Business Development Leader

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1998-1999: Vice President and General Manager — Distribution, Gardner Bender (Actuant subsidiary)

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1996-1998: Vice President Finance, Gardner Bender

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1993-1996: Corporate Controller, Actuant Corporation

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Prior to 1993: Held various financial positions with Fruehauf Trailer Corporation, Terex Corporation, and Price Waterhouse

Other Board Service
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Former Director of Jason Industries, Inc.

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Former Director of Robbins & Myers

Mr. Lampereur brings extensive financial experience to Generac. Mr. Lampereur has over 26 years of senior-level financial experience in a variety of businesses complementary to Generac, including as a chief financial officer and director of a public company.
Mr. Lampereur graduated with a Bachelor of Business Administration in Accounting from St. Norbert College.

7	2025 Proxy Statement

PROPOSAL 1 — ELECTION OF CLASS I DIRECTORS
NAM T. NGUYEN
Age: 49 Director Since: 2022
EXPERIENCE & QUALIFICATIONS
•
2020-Current: Chief Operating Officer, Generate Capital, a leading sustainable infrastructure company

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2013-2020: Executive Vice President, SunPower Corp., a solar power products company

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Prior to 2013: Vice President of Global Business Development at First Solar and held various positions in investment banking, working in New York, Singapore and Los Angeles

Ms. Nguyen brings to Generac over 20 years of experience as an executive leader in renewable energy and sustainable infrastructure. Ms. Nguyen specializes in P&L management, international market expansion, business development, sales strategy and operations, and financing. Working in the domestic and international solar sector, Ms. Nguyen has led startup and expansion projects, specifically driving revenue and scaling businesses in new markets. Ms. Nguyen’s background with solar power and renewable energy markets provides Generac with valuable expertise and strategic insight within key areas of Generac’s business. Ms. Nguyen also brings significant international experience, having worked in Latin America and Singapore.
Ms. Nguyen graduated with a Bachelor of Arts in Economics from Columbia University and a Master of Business Administration from Harvard University.

8	2025 Proxy Statement

PROPOSAL 1 — ELECTION OF CLASS I DIRECTORS
Other Members of the Board of Directors
Including the nominees, the Board of Directors currently consists of eleven directors, each of whom, other than the nominees, is described below, except for Mr. Bowlin, a current Class I Director, who is retiring effective as of the annual meeting and is not standing for re-election. The terms of the Class II Directors expire at the 2026 annual meeting of Stockholders, subject to the election and qualification of their respective successors. The terms of the Class III Directors expire at the 2027 Annual Meeting of Stockholders, subject to the election and qualification of their respective successors.
Class II Directors
MARCIA J. AVEDON, PH.D.
Age: 63 Director Since: 2019
EXPERIENCE & QUALIFICATIONS
•
2022-Current: Founder and CEO, Avedon Advisory, LLC

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2020-2022: Executive Vice President, Chief Human Resources, Marketing, & Communications Officer for Trane Technologies, a climate control innovation company focusing on heating and cooling in buildings, homes, and transportation (previously Ingersoll-Rand, plc)

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2007-2020: Senior Vice President of Human Resources, Communications, and Corporate Affairs for Ingersoll-Rand, plc, leading global human resources, public affairs, corporate social responsibility, communications, and strategic marketing

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2002-2006: Chief Human Resources Officer at Merck, a global pharmaceutical company

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1995-2002: Held increasingly responsible leadership positions in Human Resources and Communications for Honeywell International, a global diversified company

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Prior to 1995: Held positions in Human Resources at Anheuser-Busch Companies and as a consultant with Booz, Allen & Hamilton

Other Board Service
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Current Director of Acuity Brands, Inc., a publicly traded industrial technology company

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Current Director of Cornerstone Building Brands, a private manufacturer of exterior building products

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Former Director of GCP Applied Technologies

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Former Director of Lincoln National Corporation

Ms. Avedon brings to Generac extensive expertise on global human resources and human capital topics. Ms. Avedon has over 30 years of experience leading organizational transformation, talent and succession management, culture change, corporate social responsibility, and communications.
Ms. Avedon earned a Bachelor of Arts in Psychology from the University of North Carolina at Wilmington, and a Master’s Degree and Ph.D. in Industrial and Organizational Psychology from George Washington University.

9	2025 Proxy Statement

PROPOSAL 1 — ELECTION OF CLASS I DIRECTORS
BENNETT J. MORGAN
Age: 61 Director Since: 2013
EXPERIENCE & QUALIFICATIONS
•
2005-2016: President and Chief Operating Officer, Polaris Industries Inc., a manufacturer of power sports vehicles (“Polaris”)

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2004-2005: Vice President and General Manager, ATV Division, Polaris

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2001-2004: General Manager, ATV Division, Polaris

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1997-2001: General Manager, PGA Division, Polaris

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1987-1997: Held various marketing, product development, and operations positions at Polaris Industries

Mr. Morgan brings to Generac extensive leadership skills. Having served in senior roles as President and Chief Operating Officer for a public company, Mr. Morgan has over 25 years of expertise in international consumer durables products, dealer distribution, product development, and innovation. Serving in these leadership roles provides Mr. Morgan with in-depth knowledge of strategic growth and development and company oversight, including talent development, product development, sales and marketing, engineering, and manufacturing operations.
Mr. Morgan earned his Bachelor of Science in Economics from St. John’s University and Master of Business Administration from the Carlson School of Management at the University of Minnesota.

10	2025 Proxy Statement

PROPOSAL 1 — ELECTION OF CLASS I DIRECTORS
DOMINICK P. ZARCONE
Age: 66 Director Since: 2017
EXPERIENCE & QUALIFICATIONS
•
2017-2024: President and Chief Executive Officer of LKQ Corporation, a global distributor of vehicle parts and accessories

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2015-2017: Chief Financial Officer, LKQ Corporation

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2011-2015: Managing Director and Chief Financial Officer of Baird Financial Group, a capital markets and wealth management company, and certain of its affiliates

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2011-2015: Treasurer of Baird Funds, Inc., a family of fixed income and equity mutual funds managed by Robert W. Baird & Co. Incorporated, a registered broker/dealer

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1995-2011: Managing Director of the Investment Banking department of Robert W. Baird & Co. Incorporated

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1986-1995: Held various positions with investment banking company Kidder, Peabody & Co., Incorporated, most recently as Senior Vice President of Investment Banking

Other Board Service
•
Current Director of LKQ Corporation1

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Current Board Chair of MEKO Group AB (Stockholm), a publicly traded leading distributor of automotive parts and accessories in Europe

•
Director Nominee at WillScot Holdings Corporation, a public company and leading name in mobile storage solutions and modular buildings, and will be a Director upon his election on June 6, 2025.

Mr. Zarcone brings to Generac extensive management and leadership experience, serving in senior leadership roles as Chief Executive Officer and Chief Financial Officer of a public corporation. Mr. Zarcone has also held senior leadership roles as Managing Director and Chief Financial Officer of privately held companies. Mr. Zarcone has over 35 years of expertise in investment banking, wealth management, and capital markets bringing significant financial expertise to Generac.
Mr. Zarcone earned his Bachelor of Science in Finance from the University of Illinois at Urbana-Champaign and Master of Business Administration from the University of Chicago Graduate School of Business.

1
Mr. Zarcone has elected not to stand for reelection at the annual meeting for LKQ Corporation. He will retire from its Board of Directors effective May 7, 2025.

11	2025 Proxy Statement

PROPOSAL 1 — ELECTION OF CLASS I DIRECTORS
Class III Directors
KATHRYN V. BOHL
Age: 64 Director Since: 2016
EXPERIENCE & QUALIFICATIONS
•
2005-2016: Held various leadership roles at Sleep Number Corporation (formerly Select Comfort Corporation), a manufacturer of mattresses and sleep-related products, including

◦
Executive Vice President and Chief Services and Fulfillment Officer

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Executive Vice President, Product and Service, and

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Senior Vice President, Global Supply Chain

•
1983-2005: Held various leadership roles at GE, including

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General Manager, Global Supply Chain Strategy, GE Healthcare,

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General Manager, Global Quality and Six Sigma, GE Healthcare,

◦
Vice President Technical Operations and Director/Vice President of Quality Programs for GE Clinical Services, a division of GE Healthcare, and

Various roles in Sourcing, Engineering, and Manufacturing at GE Information Services and GE Healthcare
Other Board Service
•
Current Lead Director of Columbus McKinnon Corporation, a public company that designs and manufactures precision material handling systems

•
Former Director of The Jones Family of Companies

Ms. Bohl brings to Generac extensive leadership experience across B2B and B2C sophisticated technology products and services and consumer/retail businesses. Ms. Bohl has held several senior level management positions, giving her significant experience in strategic growth and development and human resources/talent management. Ms. Bohl has over 30 years of expertise that includes extensive risk management, regulatory compliance, operations, and supply chain experience.
Ms. Bohl graduated with a Bachelor of Science in Mechanical Engineering from Michigan State University.

12	2025 Proxy Statement

PROPOSAL 1 — ELECTION OF CLASS I DIRECTORS
ROBERT D. DIXON
Age: 65 Director Since: 2012
EXPERIENCE & QUALIFICATIONS
•
2014-2016: Chairman and CEO of Natural Systems Utilities LLC, a distributed water infrastructure company

•
2012-2014: Chief Executive Officer of Seven Seas Water Corporation, an international services corporation

•
1983-2011: Held various leadership roles at Air Products and Chemicals, Inc., including Senior Vice President & General Manager

Other Board Service
•
Former Director of Valicor Environmental Services

Mr. Dixon brings to Generac over 30 years of global management, operations and finance experience. Mr. Dixon has significant prior experience working in the energy industry, including specifically within the industrial gas sector on various clean energy initiatives. Mr. Dixon also brings vast international experience to Generac, having managed international operations for the majority of his career, including spending several years working overseas in Asia.
Mr. Dixon earned a Bachelor of Business Administration from Miami University and a Master of Business Administration from Pennsylvania State University. He also attended the Advanced Management Program at INSEAD in Fontainebleau, France.

13	2025 Proxy Statement

PROPOSAL 1 — ELECTION OF CLASS I DIRECTORS
WILLIAM D. JENKINS, JR.
Age: 59 Director Since: 2017
EXPERIENCE & QUALIFICATIONS
•
2021-Current: President of Palo Alto Networks, a public cybersecurity firm

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2012-2021: President & Chief Executive Officer of Barracuda Networks, a private network technology company

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1998-2012: Held various positions at EMC Corporation, an information infrastructure company, including President of the Backup Recovery Systems division

Other Board Service
•
Former Director of Skydeck Acquisition Corporation

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Former Director of Barracuda Networks

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Former Director of Sumo Logic

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Former Lead Director for Apigee Corporation (acquired by Google, Inc.)

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Former Director for Nimble Storage, Inc. (acquired by Hewlett Packard Enterprise Company)

Mr. Jenkins brings to Generac over 10 years of cybersecurity and technology experience, including currently serving as the President of a leading global cybersecurity company.
Mr. Jenkins holds a Bachelor of Science in General Engineering from the University of Illinois and a Master of Business Administration from Harvard Business School.

14	2025 Proxy Statement

PROPOSAL 1 — ELECTION OF CLASS I DIRECTORS
DAVID A. RAMON
Age: 69 Director Since: 2010
EXPERIENCE & QUALIFICATIONS
•
1998-Current: Founder and Managing Partner of Vaduz Partners, a private investment firm

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2019-2024: Investment Partner in Gratitude Railroad, an alternative investment capital firm

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2014-2018: Chairman and Chief Executive Officer of Diversified Maintenance, a specialized facility services company

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2000-2007: President and Chief Executive Officer of USA.NET, Inc.

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1997-1998: President, Coleman Outdoor Recreation Group

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1994-1997: Held various senior management positions, including President and Chief Operating Officer of New World Television, Inc.

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1982-1994: Executive Vice President and Chief Financial Officer of Gillett Holdings, Inc.

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Prior to 1982: Arthur Young & Company

Other Board Service
•
Current Director of Sagent-CTAM Holdings, Inc., a leading network solutions provider

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Former Director of Diversified Maintenance

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Former Director of New World Communications Group, Inc.

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Former Director of USA.NET, Inc.

Mr. Ramon brings to Generac more than 30 years of broad management, operations, and investment experience with established consumer product markets, emerging companies in cloud computing and software services, and in enterprises that deliver positive social and environmental impact. Mr. Ramon also brings significant leadership and financial experience, having served as Chief Executive Officer, Chief Operating Officer, President or Chief Financial Officer for a number of privately held and public companies. Mr. Ramon’s work as a founder and managing partner of a private investment firm gives him significant and valuable capital markets experience.
Mr. Ramon earned a Bachelor of Business Administration in Accounting from the University of Wisconsin.

15	2025 Proxy Statement

Corporate Governance
Board of Directors Independence Standards for Directors
Pursuant to our Corporate Governance Guidelines and Principles, a copy of which is available on our website at www.generac.com, our Board of Directors affirmatively determines whether our directors are independent under the listing standards of the New York Stock Exchange (“NYSE”), the principal exchange on which our common stock is traded.
During its annual review of director independence, the Board of Directors considers all information it deems relevant, including any transactions and relationships between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates as disclosed by directors in the Directors and Officers Questionnaire that each director completes annually.
The Board of Directors also considers the recommendations of the Nominating and Corporate Governance Committee, which conducts a separate independence assessment of all directors as part of its nomination process for the Board of Directors and its respective committees. The purpose of this review is to determine whether any such relationship or transaction is considered a “material relationship” that would be inconsistent with a determination that a director is independent.
The Board of Directors has not adopted any “categorical standards” for assessing independence, preferring instead to consider all relevant facts and circumstances in making an independence determination including, without limitation, applicable independence standards promulgated by the NYSE.

16	2025 Proxy Statement

CORPORATE GOVERNANCE
Committees of the Board of Directors
Our Board of Directors has three standing committees: an Audit Committee, a Human Capital and Compensation Committee, and a Nominating and Corporate Governance Committee. Our Board of Directors has adopted charters for each of its standing committees. Copies of our current committee charters are posted under “Corporate Governance” in the “Investors” section on our website at www.generac.com.
Audit Committee
Members	Key Responsibilities	(10 Meetings in 2024)
ANDREW G. LAMPEREUR (Chair) KATHRYN V. BOHL ROBERT D. DIXON DAVID A. RAMON DOMINICK P. ZARCONE
The Audit Committee, among other items, assists the Board of Directors in fulfilling its responsibility relating to the following:
•
the integrity of our financial statements,

•
our systems of internal controls and disclosure controls and procedures,

•
our compliance with applicable law and ethics programs,

•
the annual independent audit of our financial statements,

•
review and assessment of any sustainability reporting or disclosure of the Company and the controls and procedures related to such disclosure, and

•
the evaluation of financial and enterprise risks, including areas related to legal compliance and ethics, cybersecurity, and certain other functional areas.

The Board has determined that each of Messrs. Dixon, Lampereur, Ramon, and Zarcone is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K, and the Board is satisfied that all members of our Audit Committee have sufficient expertise and business and financial experience necessary to effectively perform their duties as members of the Audit Committee. The Board has determined that all members of the Audit Committee meet the NYSE and SEC definitions of independence.
In connection with its review of the Company’s financial statements, the Audit Committee receives reports from the Company’s Chief Financial Officer and the Company’s independent registered public accounting firm regarding significant risks and exposures and assesses management’s steps to minimize them. The Audit Committee also reviews material legal and regulatory matters and compliance with significant applicable legal, ethical, and regulatory requirements, and receives reports from the Company’s General Counsel relating to these matters. The Audit Committee also reviews other areas within its oversight from members of management as appropriate.

In discharging its duties, the Audit Committee has the sole authority to select, retain, oversee, and terminate, if necessary, the independent registered public accounting firm, review and approve the scope of the annual audit, review and preapprove the engagement of our independent registered public accounting firm to perform audit and non-audit services, meet independently with our independent registered public accounting firm and senior management, review the integrity of our financial reporting process, and review our financial statements and disclosures and certain SEC filings and financial press releases. The Audit Committee meets with our independent registered public accounting firm without management present on a regular basis.
In addition to the scheduled meetings, the members of the Audit Committee also met informally among themselves, with management, and with other members of the Board from time to time.

17	2025 Proxy Statement

CORPORATE GOVERNANCE
Human Capital and Compensation Committee
Members(1)	Key Responsibilities	(5 Meetings in 2024)
MARCIA J. AVEDON (Chair) JOHN D. BOWLIN(2) WILLIAM D. JENKINS, JR. BENNETT J. MORGAN DOMINICK P. ZARCONE
The Human Capital and Compensation Committee:
•
oversees the Company’s plans, policies, and programs relating to human capital management and corporate culture to help ensure the Company is seeking, developing, and retaining human capital appropriate to meet the Company’s needs,

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reviews, assesses, and advises the Board regarding the Company’s policies, practices, strategies, and goals with respect to those sustainability matters falling within its responsibilities,

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plays an integral role in the Company’s processes and procedures for the consideration and determination of executive and director compensation,

•
determines the compensation policies and individual compensation decisions for our executive officers and ensures these policies and decisions are consistent with overall corporate performance,

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in conjunction with the Nominating and Corporate Governance Committee as needed, reviews the form and amount of director compensation and makes recommendations to the Board related thereto,

•
has the authority to approve all equity and equity-based awards to our employees, directors, and executive officers,

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reviews and recommends to the Board of Directors the target annual incentive pool, the annual performance objectives for participants, and actual payouts to participants, including the executive officers,

•
works with its independent compensation consultant and management in setting compensation to create incentives that encourage an appropriate level of risk taking that is consistent with the Company’s business strategy and maximization of stockholder value,

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reviews and approves annual performance goals for the CEO and certain executives related to incentive compensation,

•
oversees the Company’s Organizational Talent Review process and human capital programs and initiatives to determine whether outcomes are effective and achieve their intended purposes, and

•
reviews management development and executive succession plans, including for the CEO.

The Human Capital and Compensation Committee has decision-making authority with respect to all compensation decisions for our executive officers, including annual incentive plan awards and grants of equity awards. The Human Capital and Compensation Committee is responsible for finalizing and approving the performance objectives relevant to the compensation of our CEO and other executive officers.
The Human Capital and Compensation Committee’s recommendations are developed with input from our CEO and, where appropriate, other senior executives. The Human Capital and Compensation Committee reviews management recommendations and input from compensation

1
Ms. Nguyen has been appointed as a member effective upon her re-election at the annual meeting.

2
Mr. Bowlin’s service on the committee will end at the annual meeting as he is not standing for re-election.

18	2025 Proxy Statement

CORPORATE GOVERNANCE
consultants, along with other sources of data when formulating its independent recommendations to the Board of Directors. A discussion and analysis of the Company’s compensation decisions regarding the executive officers named in the Summary Compensation Table appears in this proxy statement under the heading “EXECUTIVE COMPENSATION — Compensation Discussion and Analysis.”
To assist it in performing its duties, the Human Capital and Compensation Committee has the authority to engage outside consulting firms. The Human Capital and Compensation Committee has engaged Pay Governance as its independent compensation consultant since October 2023. In its capacity as an outside and independent compensation consultant, Pay Governance reports directly to the Human Capital and Compensation Committee.
The Human Capital and Compensation Committee has sole authority to replace compensation consultants retained from time to time, and to hire additional consultants for the Committee at any time.
Representatives from Pay Governance engaged by the Human Capital and Compensation Committee attend meetings of the Committee, as requested, and communicate with the Chair of the Committee between meetings.
The Human Capital and Compensation Committee assessed the independence of Pay Governance pursuant to applicable SEC rules and concluded that no conflict of interest exists that would prevent Pay Governance from independently advising the Committee.
The Human Capital and Compensation Committee reviews and discusses with management proposed Compensation Discussion and Analysis disclosures and determines whether to recommend the Compensation Discussion and Analysis to the Board of Directors for inclusion in the Company’s proxy statement and annual report. The recommendation is described in the Human Capital and Compensation Committee Report included in this proxy statement.
In addition to scheduled meetings, the members of the Human Capital and Compensation Committee also met informally among themselves, with management, with other members of the Board, and with Pay Governance from time to time.
Nominating and Corporate Governance Committee
Members	Key Responsibilities	(5 Meetings in 2024)
ROBERT D. DIXON (Chair) MARCIA J. AVEDON KATHRYN V. BOHL BENNETT J. MORGAN NAM T. NGUYEN DAVID A. RAMON
The Nominating and Corporate Governance Committee:
•
identifies candidates to serve as directors and on committees of the Board of Directors,

•
develops, recommends, and reviews our Corporate Governance Guidelines and Principles on a regular basis,

•
oversees any necessary search, selection, and hiring process for appointing a new CEO.

•
assists the Board of Directors in its annual review of the performance and effectiveness of the Board of Directors and its committees, and

•
reviews the Company’s sustainability policies, practices, and disclosures.

•
The Nominating and Corporate Governance Committee also undertakes such other tasks delegated to the committee by the Board of Directors.

Decisions regarding board nominations and corporate governance-related matters were approved by our Board after considering the recommendations of the Nominating and Corporate Governance Committee.

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CORPORATE GOVERNANCE
Criteria for Director Nominees
In selecting director candidates, the Nominating and Corporate Governance Committee considers whether the candidates possess the required skill sets and fulfill the qualification requirements of directors approved by the Board of Directors, including integrity, objectivity, sound judgment, leadership and diversity in all aspects of that term. Annually, the Nominating and Corporate Governance Committee assesses the composition of the Board of Directors, including the Committee’s effectiveness in balancing the above considerations.
Other than the foregoing, there are no minimum criteria for director nominees, although the Nominating and Corporate Governance Committee may consider such other factors as it may deem are in the best interests of the Company and its stockholders. The Nominating and Corporate Governance Committee does not assign specific weights to, and a potential or incumbent director will not necessarily satisfy all, the foregoing criteria, and in evaluating a candidate does not distinguish on the basis of whether the candidate was recommended by a stockholder.
Process for Identifying and Evaluating Director Nominees
The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for renomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective on the Board. If any member of the Board of Directors does not wish to continue in service or if the Nominating and Corporate Governance Committee decides not to renominate a member for reelection, the Nominating and Corporate Governance Committee identifies the desired skills and experience of a new nominee based on the criteria listed above. Current members of the Nominating and Corporate Governance Committee and Board of Directors are polled for suggestions as to individuals meeting the criteria set by the Nominating and Corporate Governance Committee. Executive search firms may also be retained to identify qualified individuals.
Stockholders who wish to recommend a candidate for consideration by the Nominating and Corporate Governance Committee may do so by sending the candidate’s name and supporting information to Mr. Robert Dixon, Nominating and Corporate Governance Committee, c/o Raj Kanuru, Executive Vice President, General Counsel, & Corporate Secretary, Generac Power Systems, Inc., S45 W29290 Highway 59, Waukesha, Wisconsin 53189. Our Bylaws contain provisions that address the processes by which a stockholder may nominate an individual to stand for election to the Board of Directors. See “NOMINATIONS AND PROPOSALS BY STOCKHOLDERS” below for additional information.
Director Commitments and Board Limitations
Our Corporate Governance Guidelines and Principles state our expectation that directors be prepared to devote the time required to prepare for and attend Board meetings and fulfill their responsibilities effectively. Accordingly, our guidelines state the expectation that directors limit the number of public company boards on which they serve to no more than four additional public boards for non-employee directors who do not serve as an executive officer of a public company, and to one additional public company board in the case of directors who serve as an executive officer of a public company. Directors are also required to notify and obtain approval

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from the Chairman of the Board and Chairperson of the Nominating and Corporate Governance Committee in advance of accepting an invitation to serve on another public company or for-profit, private board. The Company monitors compliance with this policy through its annual Directors and Officers’ questionnaire process.
Board of Directors Role in Risk Oversight
Our Board oversees the risks and opportunities related to our business strategies. As part of our Enterprise Risk Management (“ERM”) process, our Board and management continually identify and monitor the material risks facing our Company, including financial risk, strategic risk, operational risk, and legal and compliance risk, and address these risks in an appropriate manner.
Overall responsibility for risk oversight rests with our Board and management regularly reports to the Board on its activities in monitoring and mitigating these identified risks. The Board may delegate risk oversight responsibility to a particular committee in situations in which the risk falls within the committee’s area of focus or expertise. Our Board believes that for certain areas of risk, our Company is better served by having the initial risk evaluation and risk monitoring undertaken by a subset of the entire Board that is more focused on the issues pertaining to the particular risk. For instance, our Human Capital and Compensation Committee assists the Board in evaluating whether compensation policies and procedures promote profitable growth without encouraging unnecessary risk taking. Our Audit Committee assists the Board in fulfilling the Board’s oversight responsibility relating to the evaluation of financial and legal risks, including information security and cybersecurity, environmental, health and safety, product regulatory, and product safety matters.
Board of Directors Leadership Structure
Aaron Jagdfeld has served as a director of the Company since 2006 and is the Company’s Chairman of the Board, President, and Chief Executive Officer. Bennett Morgan serves as the Board’s independent Lead Director.
The Lead Director has broad responsibility and authority, including to:
•
Review the agendas for and preside over meetings of the independent directors.

•
Preside at all meetings of the Board of Directors at which the Chairman is not present, including executive sessions of the independent directors.

•
Call meetings of the independent directors.

•
Serve as the principal liaison between the Chairman and CEO and the independent directors.

•
Consult with the Chairman and CEO regarding:

◦
Information sent to the Board of Directors, including the quality, quantity, appropriateness, and timeliness of such information.

◦
Meeting agendas for the Board of Directors.

◦
The frequency of Board of Directors meetings and meeting schedules, assuring there is sufficient time for discussion of all agenda items.

◦
Development of annual priorities and goals for the Board of Directors.

•
Be available, when appropriate, for consultation and direct communication with stockholders.

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CORPORATE GOVERNANCE
•
Select, retain, and consult with outside counsel and other advisors as the Lead Director deems appropriate.

•
In conjunction with both the Human Capital and Compensation Committee and the full Board of Directors:

◦
Annually review the performance of, and provide feedback to, the CEO.

◦
Annually meet with each Director to collect and review feedback.

Periodically, our Board assesses these roles and the Board leadership structure to ensure the interests of the Company and its stockholders are best served.
Our Board has determined that its current structure, with a combined Chairman and CEO role and an independent Lead Director, is in the best interests of the Company and its stockholders at this time based on a number of factors, including:
•
A combined Chairman and CEO structure provides the Company with decisive and effective leadership with clearer accountability to our stockholders and customers.

•
The combined role is both counterbalanced and enhanced by the effective oversight and independence of our Board of Directors, and the independent leadership provided by our Lead Director and independent committee chairs.

•
The Board believes that the appointment of a strong independent Lead Director and the use of regular executive sessions of the non-management directors, along with the Board’s strong committee system and all directors being independent except for Mr. Jagdfeld, allow it to maintain effective oversight of management and the Company.

Stockholders and other parties interested in communicating directly with Mr. Bennett Morgan as Lead Director may do so by writing to Mr. Bennett Morgan, Lead Director, c/o Generac Holdings Inc., S45 W29290 Highway. 59, Waukesha, Wisconsin 53189.
Attendance at Meetings
It is our policy that each director is expected to dedicate sufficient time to the performance of his or her duties as a director, including by attending meetings of the stockholders, Board of Directors, and committees of which he or she is a member. All then-serving members of the Board of Directors attended the 2024 annual meeting of stockholders.
In 2024, the Board of Directors held five meetings (including regularly scheduled and special meetings) and took action by unanimous written consent from time to time. All incumbent directors attended at least 75% of (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a director); and (ii) the total number of meetings held by all committees on which he or she served (during the periods that he or she served).
Stockholder Communications with the Board of Directors
Stockholders and other parties interested in communicating directly with the Board of Directors, whether individually or as a group, may do so by writing to the Board of Directors, c/o Generac Holdings Inc., S45 W29290 Highway 59, Waukesha, Wisconsin 53189. The Secretary will review all correspondence and regularly forward to the Board of Directors all such correspondence that, in the opinion of the Secretary, deals with the functions of the Board of Directors or committees thereof, or that the Secretary otherwise determines requires attention. Concerns relating to accounting, internal controls, or auditing matters will immediately be brought to the attention of the Chair of the Audit Committee. We have adopted a Whistleblower Policy, which establishes procedures for submitting these types of concerns, either personally or anonymously through a

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CORPORATE GOVERNANCE
toll-free telephone “hotline” or web transmission operated by an independent party. Our Whistleblower Policy can be found on the Company’s website at www.generac.com.
Stockholders and other parties interested in communicating directly with Mr. Andrew Lampereur, as Chair of the Audit Committee, may do so by writing to Mr. Lampereur, Chair, Audit Committee, c/o Generac Holdings Inc., S45 W29290 Highway 59, Waukesha, Wisconsin 53189.
Code of Ethics and Business Conduct
We have adopted a Code of Ethics and Business Conduct (the “Code”), that applies to all our directors, officers and employees, including our principal executive officer and principal financial accounting officer. In addition, we have adopted a Supplemental Code of Ethics and Conduct (the “Supplement”) that applies to all our directors and executive officers, including our principal executive officer and principal financial accounting officer. The Code and Supplement are both posted on our website at www.generac.com. Any amendments to, or waivers under, our Code or Supplement which are required to be disclosed by the rules promulgated by the SEC will be disclosed on the Company’s website at www.generac.com.
Corporate Governance Guidelines and Principles
We have adopted Corporate Governance Guidelines and Principles. These guidelines outline the role of our Board of Directors, the composition and operating principles of our Board of Directors and its committees, and our Board of Directors’ working process. Our Corporate Governance Guidelines and Principles are posted on our website at www.generac.com.
Insider Trading Policy
We have an Insider Trading Policy governing the purchase, sale and/or other dispositions of its securities by our directors, officers, and employees that the company believes is reasonably designed to promote compliance with insider trading laws, rules and regulations, and NYSE listing standards. It is also the policy of the Company to comply with all applicable securities laws and listing standards when transacting in its own securities or the securities of others.
Our Practices Regarding Sustainability
Our purpose is to lead the world’s evolution to more resilient, efficient, and sustainable energy solutions. We have outlined how we participate in that evolution in reports on our sustainability practices that may be found on www.generac.com. In April 2025, we published the latest edition of our Sustainability and Impact Report (“Sustainability Report”), which also may be found at www.generac.com.
Political Contributions
It is Generac’s policy that Company funds or assets will not be used to make a political contribution to any political party or candidate, unless approval has been given by the Board of Directors or its authorized designee. Generac did not contribute to any political parties or candidates in 2024. In addition, Generac has not organized or established any political action committee.
Website Information
Website references and their hyperlinks throughout this document are provided for convenience only, and the content of the referenced websites, including but not limited to the content

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CORPORATE GOVERNANCE
contained in our Sustainability Report, is not incorporated by reference into this proxy statement, nor does it constitute a part of this proxy statement.
Human Capital and Compensation Committee Interlocks and Insider Participation
In 2024, the members of our Human Capital and Compensation Committee were Marcia Avedon (Chairperson), John Bowlin, William Jenkins, Bennett Morgan, and Dominick Zarcone. No member of the Human Capital and Compensation Committee was, during 2024 or previously, an officer or employee of Generac or its subsidiaries. In addition, during 2024, there were no Human Capital and Compensation Committee interlocks required to be disclosed.

24	2025 Proxy Statement

Beneficial Ownership of our Common Stock
The following table shows information regarding the beneficial ownership of our common stock as of April 17, 2025, by:
•
each person or group who is known to own beneficially more than five percent of our common stock;

•
each member of our Board of Directors, each nominee for election as a director, and each of our named executive officers; and

•
all members of our Board of Directors and our executive officers as a group.

Beneficial ownership of shares is determined under rules of the SEC, and generally includes any shares over which a person exercises sole or shared voting or investment power. Except as noted by footnote, and subject to community property laws where applicable, we believe based on the information provided to us that the persons and entities named in the table below have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them.
Unless otherwise indicated, the address for each holder listed below is c/o Generac Holdings Inc., S45 W29290 Highway 59, Waukesha, Wisconsin 53189.
Name and address of beneficial owner	Number of Shares	Percentage of Shares
Principal stockholders
The Vanguard Group(1)	6,869,513	11.5%
BlackRock, Inc.(2)	3,652,509	6.1%
Directors and Named Executive Officers(3)(4)
Aaron Jagdfeld	1,047,728	1.7%
York Ragen	226,691	0.4%
Norman Taffe	18,205	*
Erik Wilde	34,130	0.1%
Kyle Raabe	16,180	*
Marcia Avedon	7,311	*
Kathryn Bohl	11,965	*
John Bowlin	79,387	0.1%
Robert Dixon	19,444	*
William Jenkins	10,178	*
Andrew Lampereur	25,905	*
Bennett Morgan	29,517	*
Nam Nguyen	3,805	*
David Ramon	36,120	0.1%
Dominick Zarcone	16,994	*
All members of the Board of Directors and executive officers as a group (16 persons)(5)	1,600,128	2.7%

*
Less than 0.1%

(1)
Based on information obtained from Amendment No. 13 to Schedule 13G filed by The Vanguard Group (“Vanguard”) on February 13, 2024. According to that report, Vanguard

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BENEFICIAL OWNERSHIP OF OUR COMMON STOCK
possesses shared power to vote or to direct the voting of 64,140 of such shares and possesses shared power to dispose or to direct the disposition of 261,229 of such shares and possesses sole power to dispose or to direct the disposition of 6,608,284 of such shares. In addition, according to that report, Vanguard’s business address is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.
(2)
Based on information obtained from Amendment No. 10 to Schedule 13G filed by Blackrock, Inc. on January 29, 2024. According to that report, Blackrock, Inc. possesses sole power to vote 3,395,268 of such shares and possesses sole power to dispose 3,652,509 of such shares. In addition, according to that report, Blackrock, Inc.’s business address is 50 Hudson Yards, New York, New York 10001.

(3)
With respect to Messrs. Jagdfeld, Ragen, Taffe, Wilde and Raabe, the number of shares beneficially owned includes 474,762, 89,510, 2,994, 19,415, and 6,912 shares respectively, which may be acquired pursuant to options issued under the equity compensation plan because such options are exercisable within 60 days. The respective number of shares for the individuals mentioned above were in each case also added to the denominator for purposes of calculating the percentage ownership of that individual.

(4)
With respect to Mses. Avedon and Bohl and Messrs. Ramon, Dixon, Morgan, Lampereur, Jenkins and Zarcone, the number of shares beneficially owned includes 1,166, 11,965, 6,592, 10,549, 14,458, 19,237, 1,417 and 14,161 Deferred Stock Units, respectively, all of which were issued pursuant to the Company’s Deferred Stock Unit Plan for Non-Employee Directors, effective April 1, 2017.

(5)
With respect to the Company’s other executive officers, the number of shares beneficially owned includes 4,652 shares, which may be acquired pursuant to options issued under the equity compensation plans because such options are exercisable within 60 days. The respective number of shares for the individuals mentioned above were in each case also added to the denominator for purposes of calculating the percentage ownership of that individual.

26	2025 Proxy Statement

Executive Compensation
To Our Valued Stockholders:
April 29, 2025
As members of the Human Capital and Compensation Committee (“Committee”), we are responsible for ensuring that our executive compensation program aligns the interests of our leadership team with Generac stockholders through our pay-for-performance philosophy.
The executive compensation program has been designed to best support Generac’s business and talent needs by driving execution of our strategy while attracting, retaining, and rewarding leaders to deliver strong results to enhance long-term stockholder value. Our commitment to strong pay-for-performance alignment is demonstrated by most of the regular annual target pay being performance-based and a long history of incentive payouts varying commensurate with financial results compared to challenging goals set at the start of the performance period.
At Generac, our executive incentive compensation program objectives reflect:
•
Our commitment to driving long-term stockholder value through executing our strategy of profitable multi-year growth and efficient capital management

•
Our focus on accountability and motivation with financial targets that are linked to our strategic plan for our primary financial measures — Adjusted EBITDA, Primary Working Capital (“PWC”), Revenue Growth and Free Cash Flow

•
Our alignment of executives and stockholders with sustained financial performance with meaningful stock ownership

•
Our efforts to remain competitive with market compensation and incentive upside opportunities

The Board believes our Powering a Smarter World enterprise strategy presents significant long-term growth opportunities. Capturing these opportunities requires the execution of multi-year strategic initiatives and ongoing investment in innovation and technical talent. Stockholder support for our proposal to increase the number of shares available under our Amended and Restated 2019 Equity Incentive Plan at last year’s annual meeting allows us to align our compensation programs with the interests of our stockholders while remaining competitive in our efforts to attract, retain, and reward our workforce.
The “Compensation Discussion & Analysis” that follows summarizes the alignment between the Company’s 2024 performance and the compensation outcomes for our named executive officers. The Committee follows a rigorous process with pre-determined financial targets to determine incentive performance and payout results. Our 2024 performance, as shown on pages 28 and 29, demonstrates the linking of Generac’s executive pay to our short and long term financial targets tied to our Powering a Smarter World enterprise strategy.
Sincerely,
THE HUMAN CAPITAL & COMPENSATION COMMITTEE
Marcia Avedon, Chair
John Bowlin
William Jenkins
Bennett Morgan
Dominick Zarcone

27	2025 Proxy Statement

Executive Compensation
Compensation Discussion and Analysis
This Compensation Discussion and Analysis (“CD&A”) describes our executive compensation program. It provides an overview of the 2024 compensation for the following named executive officers (“NEOs”), executive compensation practices and policies, and how the Human Capital and Compensation Committee (defined as the “Committee” for purposes of this CD&A) made its decisions.
Named Executive Officer	Title
Aaron Jagdfeld	President, Chief Executive Officer & Chairman
York Ragen	Chief Financial Officer
Norman Taffe	President, Energy Technology
Erik Wilde	President, Domestic C&I
Kyle Raabe	President, Consumer Power
2024 Business Highlights & Performance
We achieved solid financial results, including record cash flow generation, in 2024:
* A full discussion of our use of non-U.S. generally accepted accounting principles measures to provide a baseline for evaluating and comparing our operating results, and a reconciliation of Adjusted EBITDA to net income can be found in Item 7 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Thanks to the collective efforts of our global teams, Generac returned to solid overall net sales growth in the full year 2024. We drove particularly strong growth in sales of home standby and portable generators given our ability to rapidly increase production and execute on the robust demand resulting from the elevated power outage environment in the second half of the year. Higher shipments of energy technology solutions also contributed to Residential sales growth during the year. Additionally, gross margins increased by nearly 500 basis points from the prior year, primarily due to favorable sales mix and lower input costs. As a result of solid net sales growth and significant gross margin expansion, Adjusted EBITDA grew by approximately 24% from the prior year with Adjusted EBITDA margins increasing to 18.4%. Strong earnings growth together with focused execution on a reduction in working capital during 2024 contributed to all-time high cash flow from operations at $741 million and free cash flow generation at

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Executive Compensation
$605 million. The combination of these factors resulted in the Company’s full-year 2024 financial performance exceeding our bonus targets for the year.
Generac’s record cash flow generation in 2024 facilitated the deployment of our disciplined and balanced capital allocation framework, which we believe serves to further enhance stockholder value, including:
•
Capital expenditures of $137 million as we prioritized organic investments for additional production capacity and other capabilities to support future growth.

•
Strategic deployment of approximately $35 million for acquisitions to accelerate our enterprise strategy and bolster our technology and distribution capabilities for C&I products.

•
Repayment of approximately $278 million of debt to further strengthen our balance sheet, resulting in a gross debt to Adjusted EBITDA leverage ratio of 1.7 times at year-end, well within our target leverage range of 1 to 2 times.

•
Repurchase of approximately 1.05 million shares of our common stock for $153 million, continuing our track record of opportunistically returning cash to stockholders.

This 2024 performance further positions Generac to continue our evolution to an energy technology solutions company as we execute our Powering a Smarter World enterprise strategy.

Total Shareholder Return
3-Year Rolling[1]
0%
-17.2%
-23.9%
2022
2023
2024

Total Shareholder Return
1-Year
40%
20%
0%
-20%
-40%
-60%
-80%
28.4%
20.0%
-71.4%
2022
2023
2024

Cash Flow from Operations
(in millions of US$)
$741.3
$521.7
$58.5
2022
2023
2024

* A full discussion of our use of non-U.S. generally accepted accounting principles measures to provide a baseline for evaluating and comparing our operating results, and a reconciliation of Adjusted EBITDA to net income can be found in Item 7 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
(1)    Total Shareholder Return reflects the compound annual price appreciation of Generac shares expressed as a percentage.

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Executive Compensation
Generac’s Executive Compensation Practices
The following best practices ensure alignment between stockholders and executives while maintaining strong corporate governance.
WHAT WE DO:
Pay for Performance	On average 75% or more of NEO pay is based on the achievement of specific annual and long-term strategic and financial goals.
Independent Compensation Consultant	An independent consultant is retained by the Human Capital and Compensation Committee.
Stock Ownership Guidelines	Stock ownership guidelines have been established for executive officers and directors.
Compensation Risk Assessment
A compensation risk assessment is performed on a regular basis. In June 2024, the Human Capital and Compensation Committee’s independent consultant completed the assessment to identify and evaluate material risks associated with our compensation programs. This assessment helps ensure our executive compensation arrangements do not incentivize excessive risk-taking that could harm the Company or its stakeholders.

Clawback Policies
We have a clawback policy that requires all executive officers to return excess incentive-based compensation resulting from an applicable accounting restatement. We also have a clawback policy that requires the CEO, CFO, all other NEOs, as well as certain members of executive management, to reimburse or foreit certain incentive compensation received in instances of gross negligence or misconduct that result in significant harm to the Company.

ESG in Incentive Plan	Our short-term incentive plan in 2024 included individual executive officer ESG goals related to the development of certain ESG initiatives and qualitative metrics to measure success over time.
WHAT WE DO NOT DO:
Hedging of Company Stock	It is against Company policy to trade in puts or calls in Company securities, sell Company securities short, or otherwise hedge ownership of Company securities.
Pledging of Company Stock	Executive officers may not pledge Company securities or hold Company securities in margin accounts.
Tax Gross Ups	Executive officers do not receive tax gross ups either directly or indirectly.
Dividends on Unearned Performance Awards	Executive officers do not receive dividends on unearned performance awards.
“Single Trigger” Change in Control Severance Provisions	Executive officers do not have severance arrangements that trigger solely by virtue of a change in control.

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Executive Compensation
ABOUT OUR EXECUTIVE COMPENSATION PROGRAM
Recent Executive Compensation Program Changes
We remain focused on the continuous improvement of our executive compensation program to ensure alignment with our compensation philosophy, our Powering a Smarter World enterprise strategy, and shareholder interests, as well as market best practices. To this end, the Committee made the following refinement to executive compensation for 2024:
What’s Changed	How It’s Changed	Rationale for Change
Pay for Performance	Increased the weighting in performance share grants under the Long-Term Equity Incentive Program from 33% to 50%.	Reflects the Company’s philosophy of linking executive pay with the long- term success of the Company.
Philosophy and Objectives
We believe that the compensation program for our executives should directly support the achievement of specific annual, long-term, and strategic goals of the business and, thereby, align the interests of executives with the interests of our stockholders. Our compensation program is designed to balance rewards for corporate, business, and individual results.
We also believe that stockholders are best served when we can attract and retain high caliber executive talent. To that end, we offer competitive base salaries, as well as annual and long-term incentive opportunities, which encourage performance toward specific objectives and reward the successful efforts of our executives. Within this context, the four major objectives for our executive compensation program are:

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Executive Compensation
To achieve these objectives, we have structured a compensation program that provides our executives with the following:
Pay Element	Form	Purpose
Base Salary	Cash (Fixed)	Reflects position responsibilities, competitive market rates, strategic importance of the position, and individual experience.
Annual Performance Bonus Plan (Short- Term Incentive)	Cash (Variable)	Rewards achievement of Generac’s annual financial goals and other qualitative and quantitative performance objectives as determined by the Committee.
Long-Term Incentives	Equity (Variable)	Rewards strong performance with incentive awards that focus our executive team on creating stockholder value over the long-term. Highest weighting on performance shares supports our pay for performance philosophy.
The total direct compensation of our executives is market-based, and a significant portion of that compensation, including annual and long-term incentives, is also performance-based. The Committee believes this construct results in a fair level of pay for target performance, and an above-market opportunity if the executive team builds share value in a sustainable way. We target total direct compensation (base salary, target annual bonus, and long-term equity incentives) around the median of our market and compensation peer group, taking into account the relative responsibilities of our executives. Actual total compensation in any given year may be above or below the total target level based on individual, business group, and corporate performance.
Target Pay Mix
The charts below reflect the target pay mix for our CEO and average target pay mix for our other named executives, and show that the majority of the total target direct compensation for our NEOs in 2024 was variable and performance based:
CEO Target Pay Mix	Other NEOs Avg Target Pay Mix

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Executive Compensation
HOW COMPENSATION DECISIONS ARE MADE
Role of the Human Capital and Compensation Committee and Management
The Committee, composed solely of independent directors, is responsible for making executive compensation decisions for the NEOs. The Committee works closely with its independent compensation consultant and management to examine pay and performance matters throughout the year.
Each year, the CEO and CFO establish a long-range plan and annual budget that is approved by the Board of Directors. The long-range plan and annual budget establish financial targets and other performance-related goals, which gives the Committee a basis for approving financial targets under the incentive plans for the year. The Committee also reviews the basis for establishing incentive goals and objectives related to the compensation of the NEOs.
During this review, the Committee considers the balance between short-term cash compensation and long-term incentives and evaluates alignment of pay for performance considering established goals and objectives. The Committee also considers profitable growth of the business and financial performance. The Committee sets the CEO compensation based on that evaluation using peer group and market data to determine appropriate total direct compensation levels (consisting of base salary and annual and long-term incentives). The Committee also reviews and approves compensation for all executive officers using market data in conjunction with recommendations from the CEO and EVP, Human Resources. See “Assessing External Market Practice” below for more information.
Finally, in making subjective evaluations of the overall performance of the CEO, the Committee considers performance from the perspective of our core values and our leadership principles, which include practicing integrity, driving innovation, demonstrating agility, operational excellence, developing our employees, and building a team environment.
The CEO and EVP, Human Resources also provide the Committee with additional analyses and recommendations related to the compensation of the CFO, our other executive officers, and certain other key members of executive management. The annual analysis includes market compensation data and a review of factors such as industry knowledge, level of experience, scope and complexity of position, skill set, and future potential. Neither the CEO nor the EVP, Human Resources makes recommendations with respect to his or her own compensation.
The Role of the Independent Consultant
In 2024, Pay Governance provided advice to the Committee regarding executive-target pay, peer group, benchmarking of executive positions under the Committee’s purview, and annual and long-term incentive design, along with a variety of other compensation-related topics and trends. The Committee has assessed the independence of Pay Governance pursuant to the SEC rules and concluded that no conflict of interest exists that would prevent Pay Governance from independently advising the Committee.

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Executive Compensation
Assessing External Market Practice
Attracting and incentivizing high caliber executive talent is a critical part of our compensation philosophy and leadership strategy. Therefore, integral to our approach for setting compensation levels is ensuring we have a competitive pay framework. In support of this objective, our independent compensation consultant annually provides the Committee with compensation data with respect to similarly sized manufacturing and technology companies in the identified peer group and amongst similarly sized general industry and technology companies from published surveys. In 2024, the Committee considered both peer group proxy and general industry and technology company survey data sources in determining competitive total direct compensation benchmarks for our CEO and CFO. General industry and technology company market survey data was considered in determining market total direct compensation benchmarks for all other executives that directly report to the CEO. The Committee has generally targeted the market median for total cash compensation of our NEOs, with the opportunity to meet or exceed market median if the Company achieves outstanding financial performance in a particular year. The Committee also has targeted long-term incentive grant values at the market median, which may result in total direct compensation at or above the market median with outstanding financial performance.
Peer group composition is also reviewed annually. At the request of the Committee, Pay Governance evaluated the peer group to ensure alignment with the Company’s energy technology strategy and recent growth. As part of the review, the Committee considered the following criteria for inclusion in the peer group: company type, geographic span, location, size and scope of the business model, and other factors including recent merger, acquisition, restructuring or financial distress. Based on the following criteria no changes were made in 2024. Subsequent to the review,the Committee examined the compensation practices of the following peer group companies for 2024 compensation decisions:
A.O. Smith Corporation (AOS)	Enphase Energy, Inc. (ENPH)	Lennox International, Inc.(LII)	Skyworks Solutions, Inc. (SWKS)
Acuity Brands, Inc. (AYI)	First Solar, Inc. (FSLR)	Nordson Corporation (NDSN)	Snap-on Incorporated (SNA)
AMETEK, Inc. (AME)	Hubbell Incorporated (HUBB)	Regal Rexnord Corporation (RRX)	SolarEdge Technologies, Inc. (SEDG)
Dover Corporation (DOV)	IDEX Corporation (IDEX)	Resideo Technologies, Inc. (REZI)	Sunrun Inc. (RUN)
EnerSys (ENS)	Ingersoll Rand, Inc. (IR)	Rockwell Automation, Inc. (ROK)	Xylem, Inc. (XYL)

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Stockholder Input and Outreach
The Committee also considers the results of advisory “say-on-pay” stockholder votes when making compensation decisions. At the 2024 Annual Meeting of Stockholders, when the Company’s most recent advisory say-on-pay vote was held, over 93% of shares voting approved the compensation of the Company’s executive officers. The Committee believes that our say-on-pay vote results demonstrate strong stockholder support for our compensation practices. The Company currently holds say-on-pay votes every year.

During 2024, we met with various stockholders to discuss corporate governance, executive compensation, and other matters. The Board and the Committee have considered, and will continue to seriously consider, feedback from these discussions as we review and evaluate our corporate governance practices and executive compensation programs.

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Executive Compensation
2024 EXECUTIVE COMPENSATION PROGRAM DECISIONS
Base Salary
The Committee reviews and approves base salary levels for all named executive officers at the beginning of each year. The following decisions reflect the Committee’s consideration of external market practices, company performance, peer and published survey data, and other factors, including the executive’s industry knowledge, level of experience, scope, complexity of position, skill set, performance, and future potential.
Named Executive Officer	Annual Base Salary at 12/31/2023	Annual Base Salary at 12/31/2024	% Change
Aaron Jagdfeld	$1,050,000	$1,050,000	0.0%
York Ragen	$525,000	$550,000	4.8%
Norman Taffe	$433,500	$450,000	3.8%
Erik Wilde	$436,800	$450,000	3.0%
Kyle Raabe	$400,000	$430,000	7.5%
In February 2024, the Committee met to determine our NEO’s base pay, short or long-term incentive opportunities and to discuss results of the 2023 annual cash incentive program. Based on sustained performance, market benchmarking and to further align pay to market competitive levels, the Human Capital and Compensation Committee recognized Mr. Raabe with an increase in base salary to $430,000. Based on market benchmarking and conditions, 2023 performance, and other factors for the NEOs, the Committee approved increases in base salaries for Messrs. Ragen, Taffe, and Wilde to $550,000, $450,000, and $450,000 respectively. Mr. Jagdfeld’s salary was not changed.
In March 2025, the Committee again reviewed market benchmarking, 2024 performance, and other factors for the NEOs. For Messrs. Jagdfeld, Ragen, Taffe, Wilde and Raabe the Committee approved increases to base salaries to $1,100,000, $578,000, $466,000, $466,000, and $467,000, respectively.
Annual Performance Bonus Plan
Under the Annual Performance Bonus Plan, the Committee approved the financial targets of the 2024 Annual Incentive Plan (“AIP”). Consistent with prior years, the target annual incentive is calculated as a percentage of base salary and is paid in cash.
In February 2024, the Committee approved increases to the target AIP award opportunity for Messrs. Ragen and Taffe from 75% to 80% of salary. Target AIP award multiples of salary remained unchanged for the other NEOs.

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Executive Compensation
The Threshold, Target, and Maximum annual incentive opportunities for each NEO for 2024 are as follows:
	Bonus as % of Base Salary				Individual Performance Modifier(2)
Named Executive Officer	Below Threshold	Threshold	Target	Maximum(1)
Aaron Jagdfeld	0%	65%	130%	260%	-100% to +15%
York Ragen	0%	40%	80%	160%	-100% to +15%
Norman Taffe	0%	40%	80%	160%	-100% to +15%
Erik Wilde	0%	37.5%	75%	150%	-100% to +15%
Kyle Raabe	0%	37.5%	75%	150%	-100% to +15%

(1)
The Maximum annual incentive opportunity does not reflect adjustment for the individual performance modifier.

(2)
In its discretion, the Committee may reduce the amount of any payout calculated in accordance with the financial measures to zero or increase the payout by up to 15% in recognition of individual achievements.

For 2024, the financial metrics used to determine payouts under the AIP did not change from 2023 as the Committee determined that the plan effectively connected the CEO, our executives, and our employees to our strategy and appropriate financial metrics for managing the business. The two financial metrics used were: Adjusted EBITDA (excluding the impact of acquisitions that occurred during the performance period and before deduction for noncontrolling interests) which constituted 75% of the target AIP opportunity, and “PWC” as a percentage of net sales, which constituted 25% of the target AIP opportunity. The Threshold payout level remained at 50% of target for both of the two financial metrics.
An individual performance modifier can be applied after the Company financial performance results are calculated and may result in a reduction in payout to zero or an increase in payout up to 15%.
The CEO and CFO had 100% of their cash incentive tied to the Company’s consolidated financial performance. Messrs. Taffe, Wilde and Raabe had 75% of their cash incentive tied to specific business group performance, as described further below. We consider the business group performance levels to be competitively sensitive information that is not otherwise disclosed; however, the Committee intended to use the same general level of rigor in setting the business group performance goals as was used in setting the performance goals for consolidated financial performance.
2024 Annual Performance Bonus Plan Results — Consolidated
The 2024 consolidated financial targets for Adjusted EBITDA and PWC (as a percentage of net sales) were $744.3 million and 32.2%, respectively.
Achievement of the consolidated financial targets would result in a 100%-of-Target payout for the two components in the AIP, assuming no individual performance modifier was applied to recognize individual performance. Under the AIP, the consolidated Adjusted EBITDA (excluding the impact of acquisitions that occurred during the performance period and before deduction for noncontrolling interests) was $789.1 million, which was above Target. The consolidated PWC (as a percentage of net sales), excluding the impact of acquisitions, was 30.5%, which was also above Target. As a result, the Committee approved a payout of 137% for 2024 for those solely with enterprise-wide responsibilities, including Messrs. Jagdfeld and Ragen.

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Executive Compensation
	2024 Financial Goals
Annual Performance Bonus Metrics — Consolidated	Threshold	Target	Maximum	2024 Achievement	Weighted Payout %
Adjusted EBITDA (75%)*	$595.4 million	$744.3 million	$893.2 million	$789.1 million	97.5%
PWC as % of Net Sales (25%)	35.2%	32.2%	29.2%	30.5%	39.5%
Overall Payout					137%

*
Adjusted EBITDA under the AIP excludes the impact of acquisitions that occurred during the performance period and is calculated before deduction for noncontrolling interests.

For the three other NEOs, AIP payouts were determined as follows:
NEO	Metrics	Results
Norman Taffe	Energy Technology Adjusted EBITDA — 50% Energy Technology PWC — 25% Consolidated Adjusted EBITDA — 25%	Below Target Below Threshold Above Target
Erik Wilde	Domestic C&I Adjusted EBITDA — 50% Domestic C&I PWC — 25% Consolidated Adjusted EBITDA — 25%	At Maximum Above Target Above Target
Kyle Raabe	Consumer Power Adjusted EBITDA — 50% Consumer Power PWC — 25% Consolidated Adjusted EBITDA — 25%	Above Target At Maximum Above Target
The Committee maintains its discretion to adjust the annual performance bonus payouts, regardless of the results against incentive bonus metrics. For 2024, the Committee made no adjustments or modifications to the financial targets or payouts. The payout for financial results is then subject to the individual performance modifier, which is a multiplicative factor that can increase or decrease the final payout. The individual performance modifier allows for adjustments for each NEO’s performance against certain defined and measurable goals established at the commencement of the year and developed to achieve specific initiatives related to the Company’s long-term strategy. The Committee determined the individual performance modifier for the CEO and reviewed the CEO’s recommendations for the other NEOs, which considered each executive’s individual performance. Individual performance modifiers were applied to the payout for three NEOs as shown below.
Named Executive Officer	AIP Target	2024 AIP Financial Achievement(1)	Individual Performance Modifier	2024 AIP Payment
Aaron Jagdfeld	$1,365,000	137.0%	+5%	$1,963,553
York Ragen	$440,000	137.0%	+5%	$632,936
Norman Taffe	$360,000	68.4%	0%	$246,175
Erik Wilde	$337,500	178.0%	0%	$600,656
Kyle Raabe	$322,500	165.0%	+10%	$585,082

(1)
Achievement percentages are based on achievement of financial targets and exclusive of the individual performance modifier.

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Executive Compensation
Long-Term Incentives
Generac believes that equity awards and other forms of long-term incentive compensation are a critical component of a competitive, comprehensive annual compensation program for NEOs and other executives.
Our long-term incentive program (“LTIP”) is designed to reward our executives for their contribution to the Company’s long-term growth and performance, and to better align the interests of our NEOs with those of our stockholders. In addition, our long-term awards are used to attract and retain critical employee talent by providing a competitive market-based opportunity.
In February 2024, the Committee approved an increase in the weighting of performance shares to 50% for long-term incentive awards with a decrease in the weighting of restricted stock and stock options to 25% each. The 2023 target grant mix was an equal weighting of the three award types.
The grants made in 2024 had the following terms:
•
Performance Shares. Fifty percent (50%) of the award was granted in the form of performance shares, which are performance-based restricted stock units. NEOs may earn from 0% to 200% of their target performance share awards based on the achievement of specified revenue growth, EBITDA margin, and Free Cash Flow Conversion goals. Each performance share has a value equal to a share of common stock and the number of shares that can be earned is contingent upon Company performance, over a three-year performance period, against goals approved by the Committee.

•
Restricted Stock. Twenty-five percent (25%) of the award was granted in the form of restricted stock, with those shares vesting equally over the three annual anniversaries immediately following the date of grant.

•
Stock Options. Twenty-five percent (25%) of the award was granted in the form of stock options, with those options vesting equally over the four annual anniversaries immediately following the date of grant.

2024 Long-Term Equity Incentive Mix

39	2025 Proxy Statement

Executive Compensation
2024 Long-Term Equity Award Target Grant Values
The March 2024 grant date value of the LTIP awards to the NEOs were as follows:
Named Executive Officer	Stock Options	Restricted Stock	Performance Shares	Total LTIP Grants
Aaron Jagdfeld	$1,562,539	$1,562,605	$3,125,098	$6,250,242
York Ragen	$328,138	$328,129	$656,258	$1,312,525
Norman Taffe(1)	$216,782	$216,804	$2,433,643	$2,867,229
Erik Wilde	$218,442	$218,490	$436,869	$873,801
Kyle Raabe	$200,002	$200,049	$400,096	$800,147

(1)
The performance shares amount for Mr. Taffe includes a supplemental performance-equity award as described below.

Supplemental Performance-Based Equity Award
Effective March 1, 2024, the Committee granted a supplemental award of performance shares to Mr. Taffe valued at $2,000,000, at target achievement level, with a three-year performance period ending December 31, 2026. Other than the use of financial metrics tied to the Company’s Energy Technology business for measuring target achievement and share payout, the award has the same vesting terms and conditions as the performance shares received by other executives in 2024. The Committee granted the supplemental performance shares to incentivize Mr. Taffe to execute the Company’s strategic plan and lead the Company’s Energy Technology business to more resilient, efficient, and sustainable energy solutions.
2022-2024 Performance Share Results
The NEOs held performance shares granted in 2022 that could vest based on results during the three-year performance period covering 2022 to 2024. This grant was intended to encourage revenue growth measured in compound annual growth rate (“CAGR”), Adjusted EBITDA margin, and Free Cash Flow (“FCF”) Conversion for 2022 to 2024. Specifically, if revenue CAGR, average Adjusted EBITDA margin, and FCF Conversion during the period were achieved within a defined range on a performance matrix, the NEOs would earn from 50% to 200% of their target performance share awards. The revenue CAGR, Adjusted EBITDA margin, and FCF Conversion targets were set at a level, given business conditions at the time the awards were granted, that were designed to be challenging but achievable with strong management performance. After the conclusion of the three-year period, the performance share targets were measured against actual financial results for Generac, excluding any businesses acquired during the three-year period. For the three-year period from 2022 to 2024, the Committee determined that none of the threshold levels were achieved and, accordingly, no vesting occured. The Threshold, Target, and Maximum financial performance metrics and the actual results for the 2022 to 2024 performance awards are reflected below:
Performance Measure	Weight	Threshold	Target	Maximum	Actual 2022-2024 Cycle Results	Final Vesting
Revenue Growth (CAGR)	33%	12.0%	16.0%	20.0%	4.4%
Adjusted EBITDA Margin %	33%	20.8%	22.8%	24.8%	18.7%	0.0%
FCF Conversion %	33%	75.0%	85.0%	95.0%	70.6%

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Executive Compensation
OTHER PRACTICES, POLICIES & GUIDELINES
Clawback Policies and Prohibition on Hedging and Pledging
Effective April 2019, the Company adopted a formal “clawback” policy applicable to annual and long-term incentive awards made to the CEO, CFO and any other key member of executive management identified by the board or CEO. Under this policy, the Company may seek to recoup incentive compensation paid to covered employees to the extent that such compensation was granted, vested, or earned based on financial results that the Company is required to restate as a result of material noncompliance with any financial reporting requirement under federal securities laws.
In March 2022, the Company expanded the policy to allow recoupment of incentive compensation paid in the event of gross negligence in performance or misconduct resulting in a violation of law or Company policy, where such acts resulted in significant financial or reputational harm to the Company.
In September 2023, the Company revised its clawback policy to comply with SEC and NYSE rules. The revised policy applies to all incentive-based compensation, which is any compensation that is granted, earned, or vested based wholly or in part upon the attainment of a financial reporting measure, received by Section 16 officers of the Company. The policy provides that, in the event of an accounting restatement, the Committee will determine the amount of the erroneously awarded compensation, which is the excess of the amount of incentive-based compensation received by current and former executive officers during the three completed fiscal years immediately preceding the required restatement date over the amount of incentive-based compensation that otherwise would have been received had it been determined based on the restated amounts. The Company will recover the erroneously awarded compensation in a reasonable and prompt manner using any lawful method, subject to limited exceptions as permitted by NYSE listing standards. The Company also expanded its clawback policy to allow the Company to recoup incentive compensation received by other members of management, subject to exercise of the Committee’s discretion to determine the appropriate amount of recovery.
The Company also maintains its misconduct policy, under which the CEO, CFO and other key members of executive management, including all NEOs, are required to reimburse or forfeit certain incentive compensation received in certain instances of an executive officer’s gross negligence or misconduct, including a failure to manage and monitor risks, that result in significant harm to the Company.
Under our Insider Trading Policy, officers, directors, and certain employees as well as their family members may not engage in short-selling Company common stock at any time. Such individuals are also prohibited from engaging in hedging transactions (including forward sale contracts, equity swaps, collars, and similar derivative transactions), short sales, purchase of publicly traded options, or short swing transactions. Additionally, all officers, directors, and employees subject to the stock ownership guidelines outlined below, are also prohibited from directly or indirectly pledging Company securities, including holding Company securities in a margin account. The prohibition on hedging does not preclude general portfolio diversification or investing in broad-based index funds.
Stock Ownership and Retention Guidelines
The Committee believes that it is in the best interest of Generac and its stockholders to align the financial interests of the Company’s officers and directors with those of Generac’s stockholders by requiring officers and directors to establish and maintain a permanent minimum ownership

41	2025 Proxy Statement

Executive Compensation
position in Company stock (based on the market value of our common stock), and by limiting the ability to sell Company stock until guideline ownership levels have been achieved. In addition, the Committee believes that the investment community values stock ownership by such officers and that share ownership demonstrates a commitment to and belief in the long-term strategic direction of Generac. Accordingly, the following stock ownership guidelines have been established for the Company’s officers and directors, including all the NEOs.
Position/Level	Stock Ownership Requirements
Non-Employee Directors	5.0X annual retainer
Chief Executive Officer	6.0X annual base pay
Top Executives	3.0X annual base pay
Senior Executives	1.0X annual base pay
Executives are expected to build ownership value over time as a result of their performance and participation in the Company’s equity compensation programs. Under the guidelines, no time period is specified for compliance by new officers, however executives have retention requirements to remain in compliance until the stock ownership guidelines are met. In the event of a promotion into a new level or a significant reduction in stock price, executives have three years to meet the applicable new minimum ownership requirement. The following retention ratios apply to each executive based on years of service and percentage of the guideline that has been achieved: (i) an executive that has met 50% of the multiple of salary guideline and has less than five years of service has a 50% retention ratio, (ii) an executive that has met 50% of the multiple of salary guideline and has five or more years of service has a 25% retention ratio and (iii) an executive that has met less than 50% of the multiple of salary guideline has a 75% retention ratio. All NEOs either have met their ownership requirement or are building their ownership by complying with the guidelines.
Long Term Equity Award Grant Timing
The Committee generally makes grants of long-term equity awards to our NEOs at the first Committee meeting of our fiscal year, which is the same meeting at which the Committee takes other compensation actions and performs its annual performance evaluation of management. Annual long-term equity awards for our officers occur on the same date as long-term equity awards for our other professional and managerial employees, which is typically on March 1 of the fiscal year. Awards are neither timed to relate to the price of our stock nor to correspond with the release of material non-public information, although grants are generally made when our trading window is open. We may make grants to new employees, including potential NEOs, when they are hired. Awards for NEOs are made following committee approval and typically occur in the quarter following the employee start date.
During 2024, we did not award stock options or stock appreciation rights to any of our NEOs in the period beginning four business days before our filing of a Form 10-Q or Form 10-K, or the filing or furnishing of a Form 8-K that disclosed material nonpublic information, and ending one business day after the filing or furnishing of such report.
Benefits and Perquisites
Generac does not provide special medical, dental, insurance or disability benefits for the NEOs beyond that offered to all employees. In addition, Generac does not offer special perquisites for any of the NEOs.

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Executive Compensation
Retirement Plans
The NEOs are eligible to participate in the Generac Power Systems, Inc. Employees 401(k) Savings Plan on the same terms as other participating employees.

43	2025 Proxy Statement

Report of the Human Capital and Compensation Committee
The Human Capital and Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” section with our management. Based upon this review and discussion, the Human Capital and Compensation Committee recommended to the Board of Directors that the “ Compensation Discussion and Analysis” section be included in this Proxy Statement, which has been incorporated by reference in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Respectfully submitted by the Human Capital and Compensation Committee of the Board of Directors.
Marcia Avedon, Chair
John Bowlin
William Jenkins
Bennett Morgan
Dominick Zarcone

44	2025 Proxy Statement

2024 Summary Compensation Table
The following table shows compensation information for 2022, 2023 and 2024 for our named executive officers.
Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)(1)	Option awards ($)(1)	Non-equity incentive plan compensation ($)(2)	All other compensation ($)(3)	Total ($)
Aaron Jagdfeld Chairman, President and Chief Executive Officer	2024	1,050,000	—	4,687,703	1,562,539	1,963,553	34,171	9,297,966
	2023	1,050,000	—	3,996,222	2,004,001	—	34,742	7,084,966
	2022	1,039,178	—	3,829,669	1,920,529	—	18,300	6,807,676
York Ragen Chief Financial Officer	2024	545,150	—	984,387	328,138	632,936	21,433	2,512,044
	2023	525,000	—	874,316	438,418	—	19,846	1,857,580
	2022	515,616	—	874,342	438,474	—	12,200	1,840,632
Norman Taffe President, Energy Technology	2024	446,799	—	2,650,447	216,782	246,175	11,499	3,571,702
	2023	426,956	—	1,495,415	248,777	50,160	10,106	2,231,115
	2022	152,534	—	2,000,413	—	—	2,942	2,155,889
Erik Wilde President, Domestic C&I	2024	447,439	—	655,359	218,442	600,656	20,154	1,942,050
	2023	423,866	—	489,636	245,490	459,427	12,250	1,630,669
	2022	414,877	—	489,606	245,570	109,778	8,840	1,268,671
Kyle Raabe President, Consumer Power	2024	424,180	—	600,146	200,002	585,082	18,542	1,809,410
	2023	400,000	—	532,909	267,232	165,317	—	1,365,458
	2022	—	—	—	—	—	—	—

(1)
The amounts reported for 2024 represent the aggregate grant date fair value for awards of restricted stock, stock options, and performance shares and are computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Subtopic 718. See Note 17 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2024 for a discussion of the relevant assumptions used in calculating these amounts. All amounts represent potential future income calculated for financial reporting purposes; actual amounts recognized by the named executive officers may be materially different depending on, among other things, the Company’s stock price performance and the period of service of the executive. The Stock Award amounts are composed in equal measure of restricted stock and performance shares, with the performance share portion assuming target performance by the Company during the relevant performance period. Assuming achievement of maximum performance during the relevant performance period for the performance shares portion of the Stock Award amounts would increase by a multiplier of 2.0 (or, in the case of Mr. Taffe, his Stock Award amount includes a $2,000,000 supplemental award of performance shares which would also increase by a multiplier of 2.0 for maximum performance).

(2)
The non-equity incentive plan compensation column reflects cash incentive awards earned pursuant to our Annual Performance Bonus Plan as previously described. These awards are earned during the year reflected and paid in the following year.

(3)
All other compensation represents the employer matching contributions and employer nonelective contributions of the 401(k) Savings Plan.

45	2025 Proxy Statement

Grants of Plan-Based Awards in 2024
The following table indicates potential cash incentive compensation under our Annual Performance Bonus Plan based on 2024 performance and equity awards granted in 2024 under our Amended and Restated 2019 Equity Incentive Plan.
			Possible payouts under non-equity incentive plan awards(1)			Possible payouts under equity incentive plan awards(2)			All other stock awards: number of shares of stock or units (#)(3)	All other option awards: number of securities underlying options (#)(4)	Exercise or base price of option awards ($/sh)(5)	Closing market price on date of grant ($/sh)	Grant date fair value of stock and option awards ($)
Name	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Aaron Jagdfeld	—	—	887,250	1,365,000	2,730,000	—	—	—	—	—	—	—	—
	3/1/24	2/23/24	—	—	—	13,896	27,791	55,582	—	—	—	—	3,125,098
	3/1/24	2/23/24	—	—	—	—	—	—	13,896	—	—	—	1,562,605
	3/1/24	2/23/24	—	—	—	—	—	—	—	26,352	$112.45	$114.18	1,562,539
York Ragen	—	—	176,000	440,000	880,000	—	—	—	—	—	—	—	—
	3/1/24	2/23/24	—	—	—	2,918	5,836	11,672	—	—	—	—	656,258
	3/1/24	2/23/24	—	—	—	—	—	—	2,918	—	—	—	328,129
	3/1/24	2/23/24	—	—	—	—	—	—	—	5,534	$112.45	$114.18	328,138
Norman Taffe	—	—	144,000	360,000	720,000	—	—	—	—	—	—	—	—
	3/1/24	2/23/24	—	—	—	1,928	3,856	7,712	—	—	—	—	433,607
	3/1/24	8/8/23	—	—	—	8,893	17,786	35,572		—	—	—	2,000,036
	3/1/24	2/23/24	—	—	—	—	—	—	1,928	—	—	—	216,804
	3/1/24	2/23/24	—	—	—	—	—	—	—	3,656	$112.45	$114.18	216,782
Erik Wilde	—	—	126,563	337,500	675,000	—	—	—
	3/1/24	2/23/24	—	—	—	1,943	3,885	7,770	—	—	—	—	436,869
	3/1/24	2/23/24	—	—	—	—	—	—	1,943	—	—	—	218,490
	3/1/24	2/23/24	—	—	—	—	—	—	—	3,684	$112.45	$114.18	218,442
Kyle Raabe	—	—	120,938	322,500	645,000
	3/1/24	2/23/24	—	—	—	1,779	3,558	7,116	—	—	—	—	400,096
	3/1/24	2/23/24	—	—	—	—	—	—	1,779	—	—	—	200,049
	3/1/24	2/23/24	—	—	—	—	—	—	—	3,373	$112.45	$114.18	200,002

(1)
For additional information regarding the AIP, please see the Compensation Discussion and Analysis above.

(2)
Represents an award of performance shares that vests between 50% to 200% of target on the third anniversary of the grant date if certain Company performance goals relating to the 2024-2026 performance period are met.

(3)
Represents an award of restricted stock, vesting in equal installments on each anniversary of the date of grant over three years.

(4)
Represents an award of stock options, vesting 25% on each anniversary of the date of grant over four years.

(5)
The exercise price is determined by averaging the high and low trading prices on the date of grant.

(6)
The grant date fair values were computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Subtopic 718. See Note 17 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2024 for a discussion of the relevant assumptions used in calculating these amounts.

46	2025 Proxy Statement

2024 Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2024:
	Option awards				Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Aaron Jagdfeld	109,052	—(1)	33.23	02/18/26	—	—	—	—
	95,069	—(2)	40.12	03/01/27	—	—	—	—
	94,044	—(3)	43.88	03/01/28	—	—	—	—
	90,533	—(4)	52.07	03/01/29	—	—	—	—
	37,762	—(5)	102.42	03/01/30	—	—	—	—
	10,192	3,398(6)	335.91	03/01/31	—	—	—	—
	7,566	7,567(7)	315.88	03/01/32	2,020(10)	313,201	3,031(11)	469,957
	8,387	25,164(8)	119.54	03/01/33	11,143(12)	1,727,722	8,358(13)	1,295,830
	—	26,352(9)	112.45	03/01/34	13,896(14)	2,154,575	13,896(15)	2,154,497
York Ragen	24,362	—(2)	40.12	03/01/27	—	—	—	—
	23,791	—(3)	43.88	03/01/28	—	—	—	—
	22,634	—(4)	52.07	03/01/29	—	—	—	—
	8,497	—(5)	102.42	03/01/30	—	—	—	—
	1,936	646(6)	335.91	03/01/31	—	—	—	—
	1,727	1,728(7)	315.88	03/01/32	460(10)	71,323	692(11)	107,295
	1835	5,505(8)	119.54	03/01/33	2,438(12)	378,012	1,829(13)	283,509
		5,534(9)	112.45	03/01/34	2,918(14)	452,436	2,918(15)	452,436
Norman Taffe	1,040	3,120(8)	119.54	03/01/33	1,381(12)	214,124	1,036(13)	160,632
	—	3,656(9)	112.45	03/01/34	1,928(14)	298,936	10,821(15)	1,677,796
	—	—	—	—	742(16)	115,047	3,338(17)	517,557
	—	—	—	—	8,364(18)	1,296,838	—	—
Erik Wilde	8,375	—(4)	52.07	03/01/29	—	—	—	—
	4,734	—(5)	102.42	03/01/30	—	—	—	—
	1,409	470(6)	335.91	03/01/31	—	—	—	—
	967	968(7)	315.88	03/01/32	257(10)	39,848	388(11)	60,082
	1,027	3,083(8)	119.54	03/01/33	1,365(12)	211,643	1,024(13)	1,677,796
	—	3,684(9)	112.45	03/01/34	1,943(14)	301,262	1,943(15)	301,185
Kyle Raabe	1,063	—(5)	102.42	03/01/30	—	—	—	—
	1,040	347(6)	335.91	03/01/31	—	—	—	—
	921	922(7)	315.88	03/01/32	246(10)	38,142	369(11)	57,213
	1,118	3,356(8)	119.54	03/01/33	1,486(12)	230,404	1,115(13)	172,803
	—	3,373(9)	112.45	03/01/34	1,779(14)	275,834	1,779(15)	275,834

(1)
These options were granted on February 18, 2016, and have fully vested.

(2)
These options were granted on March 1, 2017, and have fully vested.

(3)
These options were granted on March 1, 2018, and have fully vested.

(4)
These options were granted on March 1, 2019, and have fully vested.

(5)
These options were granted on March 1, 2020, and have fully vested.

(6)
These options were granted on March 1, 2021, and vest 25% on each anniversary of the date of grant over four years.

(7)
These options were granted on March 1, 2022, and vest 25% on each anniversary of the date of grant over four years.

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(8)
These options were granted on March 1, 2023, and vest 25% on each anniversary of the date of grant over four years.

(9)
These options were granted on March 1, 2024, and vest 25% on each anniversary of the date of grant over four years.

(10)
Represents an award of restricted stock granted March 1, 2022, and vests in equal installments on each anniversary of the date of grant over three years.

(11)
Represents an award of restricted stock with performance features granted March 1, 2022 at threshold performance level, which vests from 50% to 200% on the third anniversary of the grant date based on meeting certain Company performance goals relating to 2022-2024 fiscal years.

(12)
Represents an award of restricted stock granted March 1, 2023, and vests in equal installments on each anniversary of the date of grant over three years.

(13)
Represents an award of restricted stock with performance features granted March 1, 2023 at threshold performance level, which vests from 50% to 200% on the third anniversary of the grant date based on meeting certain Company performance goals relating to 2023-2025 fiscal years.

(14)
Represents an award of restricted stock granted March 1, 2024, and vests in equal installments on each anniversary of the date of grant over three years.

(15)
Represents an award of restricted stock with performance features granted March 1, 2024 at threshold performance level, which vests from 50% to 200% on the third anniversary of the grant date based on meeting certain Company performance goals relating to 2024-2026 fiscal years.

(16)
Represents an award of restricted stock granted September 1, 2022, and vests in equal installments on each anniversary of the date of grant over three years.

(17)
Represents an award of restricted stock with performance features granted September 1, 2022 at threshold performance level, which vests from 50% to 200% on March 1, 2026 based on meeting certain Company performance goals relating to 2023-2025 fiscal years.

(18)
Represents an award of restricted stock granted September 1, 2023, and vests in equal installments on each anniversary of the date of grant over three years.

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Option Exercises and Stock Vested in 2024
The following table sets forth information regarding option exercises and the vesting of stock awards during 2024 for our NEOs:
	Option Exercises and Stock Vested in 2024
	Option awards		Stock awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)(1)	Value realized on vesting ($)
Aaron Jagdfeld	100,797	$10,427,867	11,559	$1,299,810
York Ragen	29,081	$4,405,632	2,435	$273,816
Norman Taffe	—	—	1,433	$193,039
Erik Wilde	4,384	482,936	1,490	$167,551
Kyle Raabe	—	—	1,393	$156,643

(1)
The actual shares received after withholding shares using the net share settlement method to cover the tax liability resulting from the vesting of such shares were 6,138, 1,675, 926, 861, and 778, for Mr. Jagdfeld, Mr. Ragen, Mr. Taffe, Mr. Wilde, and Mr. Raabe respectively.

Employment Agreements and Severance Benefits
Mr. Jagdfeld’s Employment Agreement and Equity Awards
Mr. Jagdfeld is subject to an employment agreement with the Company which, as of November 5, 2018, provided for a three-year initial term and annual renewal thereafter. The agreement’s most recent annual renewal occurred on November 5, 2024. In the event of a Change in Control (as defined in the Company’s Executive Change in Control Policy, discussed below under “Executive Change in Control Policy”), the current term of Mr. Jagdfeld’s agreement would be extended for a period of 24 months from the date of the Change in Control. If we terminate Mr. Jagdfeld’s employment for Cause, or if he terminates his employment without Good Reason, he is entitled only to the obligations already accrued under his employment agreement and his outstanding equity award agreements. If we terminate Mr. Jagdfeld’s employment without Cause or if he terminates his employment for Good Reason, he is entitled to (1) any accrued but unpaid base salary and vacation pay through the Termination Date (as defined in his employment agreement), payable within 30 days following such Termination Date, (2) any earned annual bonus for the fiscal year during which the Termination Date occurred (and the annual bonus for the prior fiscal year, if earned but not yet paid), payable in accordance with our usual bonus payment schedule, and (3) continued participation for him and his spouse and dependents in our medical, hospitalization, dental and life insurance programs for a period of 24 months at our expense commencing on the Termination Date, and he would be entitled to full COBRA rights following the termination of such benefits. In addition, Mr. Jagdfeld would be entitled to continued payment of his base salary for a period of 24 months commencing on the Termination Date, payable in accordance with our standard payroll practices, and payments equal to 200% of his target annual bonus for the year in which the Termination Date occurs, payable in equal installments over a period of 24 months commencing on the Termination Date.
In Mr. Jagdfeld’s employment agreement, Cause is defined as Mr. Jagdfeld’s: (a) willful and continued failure to substantially perform his or her duties; (b) gross negligence or willful misconduct in the performance of his or her duties; (c) commission of fraud, embezzlement,

49	2025 Proxy Statement

misappropriation of funds, breach of fiduciary duty or a material act of dishonesty against us; (d) gross negligence or willful misconduct deemed a material violation of Company policy; (e) indictment for a felony; or (f) drug addiction or habitual intoxication that adversely effects his or her performance or the reputation or best interests of the Company.
In Mr. Jagdfeld’s employment agreement, Good Reason is defined as: (a) a reduction in excess of 5% of the executive’s base salary or target bonus opportunity, excluding across the board reductions affecting all senior executives; (b) a material reduction of his duties or responsibilities; (c) a failure of the Company to make available to him the type of employee benefits which are available to the executive as of November 5, 2018; (d) a requirement by us that he be based in an office that is 50 miles or more from his principal place of employment as of November 5, 2018; and (e) a material breach of any material term or condition of the employment agreement by us that has not been cured within 20 days after written notice has been given.
All severance payments are subject to Mr. Jagdfeld’s execution and effectiveness of a release of claims in the form attached to the employment agreement, and his continued compliance with a Restrictive Covenant Agreement (as defined herein).
The following table sets forth the severance benefits that would have been payable to Mr. Jagdfeld if we had terminated Mr. Jagdfeld’s employment without Cause on December 31, 2024 or if he terminated his employment for Good Reason on December 31, 2024:
Executive	Severance Period	Salary	Bonus	Benefits	Value of Accelerated Equity(1)	Total Severance
Aaron Jagdfeld	24 months	$2,100,000	$2,730,000	$27,380	$10,315,685	$15,173,065

(1)
Represents the value of the long-term incentive awards to be received upon a qualifying termination of employment. Under the terms of the restricted stock and stock option agreements, if the participant’s employment is terminated by us without Cause or by Mr. Jagdfeld for Good Reason, the participant’s outstanding restricted stock and stock options shall vest as of the date of such termination of employment. In the case of the outstanding restricted stock awards, the equity value represents the value of the shares (determined by multiplying the closing price of $155.05 per share on December 31, 2024 by the number of unvested shares of restricted stock that would vest upon termination of employment). In the case of option awards, the equity value was determined by multiplying (i) the spread between the exercise price and the closing price of $155.05 per share on December 31, 2024 by (ii) the number of unvested option shares that would vest following termination.

Simultaneously with the execution of Mr. Jagdfeld’s employment agreement, we entered into a confidentiality, non-competition and intellectual property agreement (“Restrictive Covenant Agreement”) with Mr. Jagdfeld. Pursuant to the Restrictive Covenant Agreement, Mr. Jagdfeld has agreed to maintain Confidential Information (as defined in the Restrictive Covenant Agreement) in confidence and secrecy and has agreed not to compete with us or solicit any of our employees during his employment and for a period of 24 months following his termination.
Executive Change in Control Policy
All executive officers, other than the CEO, are participants under the Company’s Executive Change in Control Policy (“CIC Policy”) described below, and all capitalized terms used therein are as defined in the CIC Policy unless otherwise noted. We have not entered into employment agreements with our NEOs other than the CEO; however, Messrs. Ragen, Taffe, Wilde and

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Raabe, have also signed employee nondisclosure and noncompete agreements. Our salary and bonus arrangements with Messrs. Ragen, Taffe, Wilde, and Raabe are described under “Compensation Discussion and Analysis — 2024 Executive Compensation Program Decisions.”
Under the CIC Policy, an eligible executive is entitled to severance benefits upon termination of employment by us without Cause or by the executive for Good Reason during the period commencing 120 days prior to the occurrence of a Change in Control and ending on the second anniversary of the date of the Change in Control.
Under the CIC Policy, a Change in Control is defined as any of the following: (a) acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d3 promulgated under the Exchange Act) of more than 50% of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (1) and (2) of subsection (c) of this definition; (b) the cessation for any reason of individuals who, as of November 5, 2018, constitute the Board (the “Incumbent Board”) to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; (c) the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, and (2) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or (d) the approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.
Cause is defined as: (a) an Executive’s willful and continued failure to perform substantially his or her duties owed to the Employer (other than such failure resulting from a Disability) after a written demand for substantial performance is delivered to the Executive specifically identifying

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the nature of such unacceptable performance and is not cured by the Executive within a reasonable period, not to exceed 30 days; (b) an Executive is convicted of (or pleads guilty or no contest to) a felony or any crime involving moral turpitude; (c) an Executive has engaged in conduct that constitutes gross negligence or willful misconduct in the performance of his or her employment duties and/or deemed a material violation of a Company policy; (d) an Executive commits fraud, embezzlement, misappropriation of funds, breach of fiduciary duty, or a material act of dishonesty against the Company; (e) an Executive’s drug addiction, habitual intoxication, or violation of the Company’s Code of Ethics and Business Conduct and/or Supplemental Code of Ethics and Business Conduct adversely affects Executive’s job performance and duties, or the reputation or best interests of the Company; or (f) an Executive’s breach of any representation, warranty or covenant under this Policy, an award agreement, an employment agreement or other agreement or arrangement with an Employer. However, an act or omission by an Executive shall not be “willful” if conducted in good faith and with the Executive’s reasonable belief that such conduct is in the best interests of the Employer.
Good Reason means, without the express written consent of an Executive, the occurrence of any of the following events during a Protection Period: (a) an Executive’s Base Salary or target annual bonus opportunity under the Company’s Annual Performance Bonus Plan or other similar annual bonus plan of the Company or any other Employer is reduced in excess of 5%, excluding across the board reductions affecting all executive officers of the Company; (b) an Executive’s duties or responsibilities are negatively and materially changed in a manner inconsistent with the Executive’s position (including status, offices, titles, and reporting responsibilities) or authority; or (c) the Company requires an Executive’s principal office to be relocated more than 50 miles from its location as of the date immediate preceding a Change in Control. However, Good Reason shall not exist unless the Executive provides the Board not less than 30 nor more than 90 days’ written notice, with specificity, of the grounds constituting Good Reason and an opportunity within such notice period for the Company to cure such grounds, and the Company fails to cure such grounds within the prescribed time period. Such notice shall be given within 90 days following the initial existence of such grounds constituting Good Reason for such notice and subsequent termination, if not so cured above, to be effective.
If we terminate the employment of the Executive without Cause or if the Executive terminates his or her employment for Good Reason during the Protection Period, the Executive is eligible to receive from us: (i) any accrued but unpaid Base Salary and vacation pay through the Qualifying Termination date; (ii) any annual bonus for the fiscal year prior to the year in which the Qualifying Termination date occurred, if earned but not yet paid; (iii) a lump sum payment in the aggregate amount equal to the sum of the Executive’s Base Salary and the Executive’s target annual bonus for the year during which the Qualifying Termination occurred, multiplied by two (collectively, “CIC Severance Pay”); and (iv) continued participation for the Executive and his or her spouse and dependents in the Employer’s medical, hospitalization, dental, and life insurance programs in which Executive participated immediately prior to the Qualifying Termination date for a period of 24 months following such date (the “Continued Benefits”), and Executive and his or her eligible spouse and dependents shall be entitled to full COBRA rights following the termination of such Continued Benefits; (v) unvested options and other long-term incentive awards granted to the Executive pursuant to award agreements through the date of termination shall vest in accordance with such agreements upon the Qualifying Termination or, in the event of a Qualifying Termination prior to the Change in Control, upon the Change in Control. Any long-term incentive award where the number of shares that are earned upon vesting or the amount of payment varies dependent on attainment of a performance level will be deemed earned at the “target” performance level (i.e., 100% payout).

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Under the CIC Policy, if we had terminated the employment of Messrs. Ragen, Taffe, Wilde, or Raabe without Cause or if they terminated their employment for Good Reason on December 31, 2024 and such date was within a Protection Period, they would have been entitled to the amounts set forth in the following table:
Executive	Change in Control Severance Period (in months)	Salary	Bonus	Benefits	Value of Accelerated Equity(1)	Total Severance
York Ragen	24	$1,100,000	$880,000	$30,260	$2,227,227	$4,237,487
Norman Taffe	24	$900,000	$720,000	$24,697	$4,214,265	$5,858,962
Erik Wilde	24	$900,000	$675,000	$30,931	$1,351,817	$2,957,747
Kyle Raabe	24	$860,000	$645,000	$30,888	$1,335,963	$2,871,851

(1)
Represents the value of the long-term incentive awards that would vest upon a Qualifying Termination. Under the terms of the CIC Policy, if during a Protection Period the Executive’s employment is terminated by the Company without Cause (or by the Executive for Good Reason), the Executive’s outstanding restricted stock, stock options, and performance shares shall vest as of the date of such termination of employment. In the case of the outstanding restricted stock and performance share awards, the equity value represents the value of the shares (determined by multiplying the closing price of $155.05 per share on December 31, 2024 by the number of unvested shares of restricted stock and performance shares that would vest upon termination of employment, with the number of performance shares calculated at target achievement, and in accordance with the applicable award agreements). In the case of stock option awards, the equity value was determined by multiplying (i) the spread between the exercise price and the closing price of $155.05 per share on December 31, 2024 and (ii) the number of unvested option shares that would vest following termination.

All severance benefits are subject to the Executive’s execution and the effectiveness of a release of claims, as well as continued compliance with the nondisclosure and noncompete agreement between each Executive and the Company.
Pay Ratio Disclosure
In accordance with Item 402(u) of Regulation S-K, passed as part of the Dodd-Frank Wall Street Reform Act and Consumer Protection Act of 2010, we determined the ratio of the annual total compensation of our CEO, Mr. Jagdfeld, relative to the annual total compensation of our median employee.
Generac is a global organization with approximately 9,200 employees. For purposes of our 2024 pay ratio disclosure, we used the same median employee that we used for our 2023 disclosure, as there has not been a significant change in our employee population or employee compensation arrangements that we believe would significantly impact the pay ratio disclosure.
We identified our median employee using payroll data to examine the annual base salaries for all individuals who were employed as of November 30, 2023. We then used annual cash compensation paid to each employee, other than our CEO, to selected median employees. For purposes of reporting annual total compensation and the 2024 ratio of annual total compensation of the CEO to the median employee, both the CEO and median employee’s annual total compensation were calculated consistent with the disclosure requirement of executive

53	2025 Proxy Statement

compensation under the Summary Compensation Table. Consistent with prior years and to present a holistic view of total compensation, we elected to include the value of health and welfare benefits in the annual total compensation of both our CEO and our median employee. The results of the 2024 ratio calculation are as follows:
•
Annual total compensation of our median employee: $76,612

•
Annual Total Compensation of CEO: $9,311,656

•
Ratio of CEO annual total compensation to median employee compensation: 122 to 1

Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. The table below reflects Compensation Actually Paid to the Company’s CEO and average Compensation Actually Paid to Non-CEO NEOs during 2020 through 2024. In addition, the table compares the Company’s Total Shareholder Return (“TSR”) against peer group TSR using S&P 500 Industrials (sector comparison). For further information concerning the Company’s variable pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to “EXECUTIVE COMPENSATION — Compensation Discussion and Analysis” above.
	Summary Compensation Table Total for CEO ($)	Compensation Actually Paid to CEO ($)(1)	Average Summary Compensation Table Total for non-CEO NEOs ($)(1)	Average Compensation Actually Paid to non-CEO NEOs ($)(1)	Value of Initial Fixed $100 Investment Based On:(2)(3)		Net Income ($ millions)(4)	Adjusted EBITDA ($ millions)(4)(5)
Fiscal Year					Total Shareholder Return ($)(2)	S&P 500 Industrials (Sector) TSR ($)(3)
2024	9,297,966	12,023,483	2,463,437	3,140,627	154.04	176.44	316.9	789.1
2023	7,084,966	9,034,716	1,771,206	2,130,483	128.42	150.20	217.1	637.9
2022	6,807,676	(19,271,201)	1,613,648	(2,405,918)	100.03	127.15	408.9	825.4
2021	7,519,812	40,727,644	2,178,594	9,342,402	349.76	134.52	556.6	861.4
2020	6,961,596	44,219,485	1,748,639	9,772,607	226.04	111.06	347.2	583.8

(1)
Amounts represent Summary Compensation Table (“SCT”) total compensation and compensation actually paid (“CAP”) to our primary executive officer (our CEO), and the average SCT compensation and CAP to our remaining NEOs for the relevant fiscal year. Our NEOs include the individuals indicated in the table below for each fiscal year:

Year	CEO	Non-CEO NEOs
2024	Aaron P Jagdfeld	Kyle Raabe, York Ragen, Norm Taffe, and Erik Wilde
2023	Aaron P Jagdfeld	Kyle Raabe, York Ragen, Norm Taffe, and Erik Wilde
2022	Aaron P Jagdfeld	Patrick Forsythe, York Ragen, Norm Taffe, and Erik Wilde
2021	Aaron P Jagdfeld	Patrick Forsythe, Russell Minick, York Ragen, and Erik Wilde
2020	Aaron P Jagdfeld	Patrick Forsythe, Russell Minick, York Ragen, and Erik Wilde

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CAP represents the SCT total compensation for the applicable fiscal year, adjusted as set forth below. None of our NEOs participate in a pension plan; therefore, no adjustments from the SCT total related to pension value are needed.
	2024
Adjustments	CEO	Average non- CEO NEOs
Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table for Applicable FY	$(6,250,242)	$(1,463,426)
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, determined as of Applicable FY End	$8,922,662	$2,064,646
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Vested during Applicable FY, determined as of Vesting Date	$0	$0
Increase/deduction for Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End	$641,249	$144,460
Increase/deduction for Awards Granted during Prior FY that Vested During Applicable FY, determined based on change in ASC 718 Fair Value from Prior FY End to Vesting Date	$(588,152)	$(68,490)
Deduction of ASC 718 Fair Value of Awards Granted during Prior FY that were Forfeited during Applicable FY, determined as of Prior FY End	$0	$0
Increase based on Dividends or Other Earnings Paid during Applicable FY prior to Vesting Date	$0	$0
TOTAL ADJUSTMENTS	$2,725,517	$667,190

(2)
TSR is calculated based on a fixed investment of one hundred dollars measured from the market close on December 31, 2019 through and including the end of each fiscal year reported in the table.

(3)
Our peer group is the S&P 500 Industrials (Sector) Index, which is the industry index used to show our performance in our Form 10-K.

(4)
Net income and Adjusted EBITDA as reported in the Pay Versus Performance Table are before adjusting for non-controlling interests.

(5)
Our company-selected measure, which is the measure we believe represents the most important financial performance measure not otherwise presented in the table above that we use to link CAP for fiscal 2024 to performance, is Adjusted EBITDA, which is a Non-GAAP measure that excludes the impact of acquisitions. A reconciliation of Adjusted EBITDA to net income can be found in Item 7 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

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Relationship Between Pay and Performance Measures
The line graphs below compare CAP for our CEO and the average of CAP for our remaining NEOs, with (i) our cumulative TSR, (ii) cumulative peer group TSR, (iii) our net income, and (iv) our Adjusted EBITDA, in each case, for the fiscal years ended December 31, 2020, 2021, 2022, 2023, and 2024.
TSR amounts reported in the graph assume an initial fixed investment of $100 made on the last trading day of 2019, and that all dividends, if any, were reinvested.

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Most Important Pay Versus Performance Financial Measures
We believe the following represent the most important financial performance measures used by us to link CAP to our NEOs for the fiscal year ended December 31, 2024:

Adjusted EBITDA
Primary Working Capital (“PWC”) as a Percent of Net Sales
Annual Revenue Growth Rate (“CAGR”)
Adjusted EBITDA Margin Percentage
Free Cash Flow (“FCF”)
The Compensation Discussion and Analysis provides a further description of how these metrics are defined and used in the Company’s executive compensation program.

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2024 Director Compensation
2024 Director Compensation
Non-employee directors are paid in accordance with the Company’s Non-Employee Director Compensation Policy, as amended. The following table shows compensation information for 2024 for our Board of Directors.
Name	Fees earned ($)	Stock awards ($)(1)(2)	Total ($)
Marcia Avedon	110,000	155,072	265,072
Kathryn Bohl	90,000	155,072	245,072
John Bowlin	—	245,210	245,210
Robert Dixon	105,000	155,072	260,072
William Jenkins(3)	155,000	90,271	245,271
Andrew Lampereur	—	270,337	270,337
Bennett Morgan	—	275,421	275,421
Nam Nguyen	—	245,210	245,210
David Ramon	90,000	155,072	245,072
Dominick Zarcone	—	245,210	245,210

(1)
Represents shares received in connection with annual equity grants and, if elected in lieu of cash by the non-employee director, quarterly retainer fees. The amounts indicated represent the aggregate grant date fair value for awards of stock (including Deferred Stock Units), computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Subtopic 718. See Note 17 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2024 for a discussion of the relevant assumptions used in calculating these amounts.

(2)
As of December 31, 2024, each individual who served as a non-employee director during 2024 had outstanding the following number of stock awards, all of which consist of Deferred Stock Units issued pursuant to the Company’s Deferred Stock Unit Plan for Non-Employee Directors:

Name	Stock awards (#)
Marcia Avedon	1,166
Kathryn Bohl	11,965
John Bowlin	—
Robert Dixon	10,549
William Jenkins	1,417
Andrew Lampereur	19,040
Bennett Morgan	14,458
Nam Nguyen	—
David Ramon	6,592
Dominick Zarcone	14,161

(3)
Mr. Jenkins has met the minimum stock ownership requirements and elected to receive his annual equity retainer in the form of cash.

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2024 Director Compensation
Non-employee directors are subject to our stock ownership policy described under “Stock Ownership and Retention Guidelines.” Non-employee directors have five years to meet their minimum ownership requirement. As of March 31, 2025, all non-employee directors are compliant with the applicable stock ownership guidelines.
Non-Employee Director Pay
Non-employee directors receive an annual cash retainer of $90,000 and an annual equity grant valued at $155,000. The additional annual retainer paid to the Chair of the Audit Committee is $25,000, the additional annual retainer paid to the Chair of the Human Capital and Compensation Committee is $20,000, the additional annual retainer paid to the Chair of the Nominating and Corporate Governance Committee is $15,000, and the additional annual retainer paid to the Lead Director is $30,000. The annual equity grant is made in the form of fully vested shares of our common stock; however, any director who has met the minimum stock ownership requirement may elect to receive the value of the annual equity grant in cash. Our non-employee directors are reimbursed for out-of-pocket expenses incurred in connection with rendering board services.
2024 Annual Retainers
Board Compensation
Annual Retainer	$90,000
Annual Equity Retainer	$155,000
Additional Board Leadership Retainers
Lead Director	$30,000
Audit Committee Chair	$25,000
Human Capital and Compensation Committee Chair	$20,000
Nominating and Corporate Governance Committee Chair	$15,000
2024 Equity Compensation Plan Information at Fiscal Year-End
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,256,914	$96.10	4,457,029
Equity compensation plans not approved by security holders(1)	—	—	—

(1)
Not applicable. There were no equity compensation plans not approved by the security holders.

59	2025 Proxy Statement

Related Person Transactions
Policies for Approval of Related Person Transactions
We have adopted a written policy relating to the approval of related person transactions. Our Audit Committee reviews and approves or ratifies all relationships and related person transactions between us and (1) our directors, director nominees, or executive officers, (2) any five percent record or beneficial owner of our common stock, or (3) any immediate family member of any person specified in (1) and (2) above. Our Chief Financial Officer is primarily responsible for the development and implementation of processes and controls to obtain information from our directors and executive officers with respect to related person transactions and for determining, based on the facts and circumstances, whether we or a related person have a direct or indirect material interest in the transaction.
As set forth in the Company’s related person transaction policy, in the course of its review and approval or ratification of a related party transaction, the Audit Committee will consider:
•
the nature of the related person’s interest in the transaction;

•
the availability of other sources of comparable products or services;

•
the material terms of the transaction, including, without limitation, the amount and type of transaction; and

•
the importance of the transaction to us.

Any member of the Audit Committee who is a related person with respect to a transaction under review will not be permitted to participate in the discussions or approval or ratification of the transaction. However, such member of the Audit Committee will provide all material information concerning the transaction to the Audit Committee.
There were no related person transactions required to be disclosed since January 1, 2024, and no such transactions are currently proposed.

60	2025 Proxy Statement

Proposal 2 — Ratification of the Selection of Independent Registered Public Accounting Firm
The Board of Directors recommends that the stockholders ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2024.
A representative of Deloitte & Touche LLP will attend the annual meeting, will have an opportunity to make a statement if such representative desires to do so, and will be available to respond to appropriate questions.
Although the Company is not required to seek stockholder approval of this appointment, the Board of Directors believes that doing so is consistent with good corporate governance practices. If the appointment is not ratified, the Audit Committee will explore the reasons for stockholder rejection and will reconsider the appointment.

The Board of Directors unanimously recommends a vote FOR ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm.

Principal Accounting Fees and Services
Deloitte & Touche LLP (“Deloitte & Touche”) has audited our financial statements since fiscal year 2016 and currently serves as our independent registered public accounting firm. The following table presents fees paid for the audit of our annual consolidated financial statements and all other professional services for each of the last two years:
	For the Years Ended December 31,
	2023	2024
Audit fees(1)	$2,191,000	$2,108,000
Audit related fees(2)	$38,000	$57,000
Tax fees(3)	$883,000	$902,000
All other fees(4)	$3,000	$2,000
Total Fees	$3,115,000	$3,069,000

(1)
Audit fees include amounts for the annual audit of our consolidated financial statements and internal control over financial reporting, statutory audits at certain foreign subsidiaries, and the reviews of the consolidated financial statements included in our Quarterly Reports on Form 10-Q.

(2)
Audit related fees represent amounts reasonably related to the performance of the audit or review of the consolidated financial statements that are not reported under the Audit Fees category such as attestation services requested by management.

61	2025 Proxy Statement

(3)
Tax fees were primarily related to tax planning and compliance services, including assistance related to certain foreign subsidiaries. The increase in 2024 is primarily related to additional tax compliance services in connection with recent acquisitions by the Company.

(4)
All other fees are licensing fees for technical research tools.

The services provided by Deloitte & Touche were preapproved by the Audit Committee. The Audit Committee has considered whether the provision of the above noted services is compatible with maintaining the independence of the independent registered public accounting firm and has determined, based on advice from Deloitte & Touche, that the provision of such services has not adversely affected Deloitte & Touche’s independence.
According to its charter, the Audit Committee is responsible for approving all audit engagement fees, terms, and non-audit engagements with the independent auditors on behalf of the Company in advance of providing any service.

62	2025 Proxy Statement

Proposal 3 — Advisory Approval of Executive Compensation
As required by Regulation 14A of the Exchange Act, we are offering our stockholders an opportunity to cast an advisory vote on the compensation of our named executive officers, as disclosed in this proxy statement. Although the vote is non-binding, we value continuing and constructive feedback from our stockholders on compensation and other important matters. The Board and the Human Capital and Compensation Committee will consider the voting results when making future compensation decisions.
At the 2024 annual meeting of stockholders, we provided our stockholders with the opportunity to cast an advisory vote on the compensation of our named executive officers as disclosed in the proxy statement for the 2024 annual meeting, and our stockholders overwhelmingly approved the proposal, with 93.7% of the votes cast in favor.
As described in the “Compensation Discussion and Analysis” section of this proxy statement, we believe that our executive compensation program enables us to attract, retain, and motivate a high-performance executive management team that improves our fundamental financial performance and provides value to the long-term interests of Generac and its stockholders.
We ask for your advisory vote on the following resolution:
•
“RESOLVED, that the stockholders hereby approve the compensation of Generac’s named executive officers, as described in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

The Board of Directors unanimously recommends a vote “FOR” approval of the compensation of our executive officers.

63	2025 Proxy Statement

Report of the Audit Committee
The Audit Committee represents and assists the Board in fulfilling its oversight responsibility relating to (i) the integrity of the Company’s financial statements and financial reporting process and the Company’s systems of internal accounting and financial controls; (ii) the performance of the internal audit services function; (iii) the annual independent audits of the Company’s financial statements and management’s report regarding the effectiveness of the Company’s system of internal control over financial reporting, the engagement of the independent auditors and the evaluation of the independent auditors’ qualifications, independence, and performance; (iv) the compliance by the Company with legal and regulatory requirements, including the Company’s disclosure controls and procedures; (v) the evaluation of enterprise risk issues; and (vi) the fulfillment of the other responsibilities set out in the Audit Committee’s charter. The Audit Committee has the responsibility for the engagement and retention of the Company’s independent registered public accounting firm and the approval of all audit and other engagement fees.
In discharging its responsibilities, the Audit Committee is not itself responsible for the planning or conducting of audits or for any determination that the Company’s financial statements are complete and accurate or in accordance with generally accepted accounting principles. The Company’s management is primarily responsible for its financial statements and the quality and integrity of the reporting process. The independent registered public accounting firm Deloitte & Touche LLP (“Deloitte & Touche”) is responsible for auditing those financial statements in accordance with accounting principles generally accepted in the United States of America.
In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2024, management’s report of the effectiveness of the Company’s system of internal control over financial reporting, and Deloitte & Touche’s report of the effectiveness of the Company’s system of internal control over financial reporting with the Company’s management and representatives of the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm its independence.
Both the Director — Internal Audit and Deloitte & Touche have direct access to the Audit Committee at any time, and the Committee has the same direct access to the Director — Internal Audit and Deloitte & Touche. The Audit Committee met quarterly with Deloitte & Touche and with the Director — Internal Audit, with and without management present, to discuss the results of their examinations, and the quality of our internal controls and financial reporting. The Audit Committee also met quarterly with the General Counsel on legal and compliance-related matters. The Audit Committee reviewed the Company’s ERM program and met with other members of management in the course of their review of other areas of risk, including information technology systems and security and regulatory matters.

64	2025 Proxy Statement

In reliance on its review of the audited consolidated financial statements, the review of the report of management on the effectiveness of the Company’s internal control over financial reporting and Deloitte & Touche’s report thereon, the discussions referred to above, and the receipt of the written disclosures referred to above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the SEC.
Respectfully submitted by the Audit Committee of the Board of Directors.
Andrew Lampereur, Chair
Kathryn Bohl
Robert Dixon
David Ramon
Dominick Zarcone

65	2025 Proxy Statement

Nominations and Proposals by Stockholders
Stockholder Proposals for Inclusion in Our Proxy Statement — Proposals that stockholders wish to submit for inclusion in our proxy statement for our 2025 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must be received by us no later than December 31, 2025, unless the date of our 2026 annual meeting is more than 30 days before or after June 12, 2026, in which case the deadline will be a reasonable time before we begin to print and mail our proxy materials. Any stockholder proposal submitted for inclusion must be eligible for inclusion in our proxy statement in accordance with the rules and regulations promulgated by the SEC.
Proxy Access Nominations — In 2023, we adopted a proxy access Bylaw that permits a stockholder or group of up to 20 stockholders owning at least 3% of our outstanding common stock continuously for at least the previous three years to nominate up to the greater of two individuals or 20% of the Board of Directors. Requests to include stockholder-nominated candidates in our proxy statement for our 2026 annual meeting of stockholders must be received by us no earlier than December 1, 2025 and no later than December 31, 2025. Each nominee must meet the qualifications required by our Bylaws, and the nominating stockholder or group of stockholders must provide certain information and meet the other specific requirements of our Bylaws.
Stockholder Nominations and Proposals Other than for Inclusion in Our Proxy Statement — With respect to nominations or proposals submitted by a stockholder other than for inclusion in our proxy statement for our 2026 annual meeting of stockholders, timely notice of any stockholder proposal must be received by us in accordance with our Bylaws no later than the close of business on March 14, 2026 nor earlier than the close of business on February 12, 2026, unless the date of our 2026 annual meeting is more than 30 days before or 60 days after June 12, 2026, in which case notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made. The notice must contain the information required by our Bylaws. A stockholder nomination must be accompanied by the information required by our Bylaws with respect to a stockholder director nominee. We may require any proposed nominee to furnish other information as we may reasonably require to determine the eligibility of the proposed nominee to serve as a director of the Company.
In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Board of Directors’ nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 13, 2026.
Address for Notices — In the case of any notice of a nomination or proposal submitted in accordance with the procedures above, the notice must be received by us at S45 W29290 Hwy. 59, Waukesha, WI 53189, attention of Raj Kanuru, Executive Vice President, General Counsel, and Secretary.

66	2025 Proxy Statement

Information Concerning Solicitation and Voting
The Board of the Company is soliciting your proxy to be voted at the Annual Meeting of Stockholders to be held on Thursday, June 12, 2025, at 9:00 a.m. Central Time, at Generac’s headquarters located at S45 W29290 Highway 59 Waukesha, Wisconsin 53189, and any postponement or adjournment thereof.
Record Date; Stock Outstanding and Entitled to Vote
Holders of common stock as of the record date, April 17, 2025, are entitled to notice of, and to vote at, the annual meeting. As of the record date, there were 59,289,334 shares of common stock outstanding and entitled to vote at the annual meeting, with each share entitled to one vote.
If you are a stockholder of record, you will need to present the Notice of Internet Availability or proxy card that you received, together with a form of personal photo identification, in order to be admitted into the meeting. If you are the beneficial owner of shares held in “street name,” you will need to provide proof of ownership, such as a recent account statement or letter from your bank, broker, or other nominee as of the close of business on April 17, 2025, along with a form of personal photo identification. Alternatively, you may contact the broker, bank, or other nominee in whose name your shares of common stock are registered and obtain a legal proxy to bring to the meeting. Audio or visual recording of any portion of the annual meeting is not permitted. No cameras, recording equipment, large bags, briefcases, or packages will be allowed in the meeting or adjacent areas. All other items may be subject to search.

67	2025 Proxy Statement

INFORMATION CONCERNING SOLICITATION AND VOTING
Information About This Proxy Statement
Why you received a Notice of Internet Availability.   We are mailing only a Notice of Internet Availability to all stockholders. The Notice of Internet Availability includes information on where to view all proxy materials online, as well as voting instructions. These materials have been made available to you on the internet because our Board of Directors is soliciting your proxy to vote your shares at the annual meeting and any postponement or adjournment thereof. This proxy statement includes information that we are required to provide to you under the rules of the SEC and that is designed to assist you in voting your shares. If you own our common stock in more than one account, such as individually and also jointly with your spouse, you may receive more than one Notice of Internet Availability relating to these proxy materials. To assist us in saving money and to serve you more efficiently, we encourage you to have all your accounts registered in the same name and address by contacting our transfer agent:
Computershare, Inc.
P.O. Box 43006
Providence, RI 02940-3006
United States of America
By Overnight Delivery:
Computershare, Inc.
250 Royall Street
Canton, MA 02021
United States of America
Toll Free — 877-373-6374
U.S. — 800-962-4284
Householding.   The SEC’s rules permit us to deliver a single Notice of Internet Availability or set of annual meeting materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Notice of Internet Availability to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate Notice of Internet Availability to any stockholder at the shared address to which a single copy of the Notice of Internet Availability was delivered. If you are a record holder and if you prefer to receive separate copies of the proxy materials, or if you currently receive multiple copies and prefer to receive a single copy, please contact Raj Kanuru, Executive Vice President, General Counsel, and Secretary, Generac Holdings Inc., S45 W29290 Highway 59, Waukesha, Wisconsin 53189, or by telephone at (262) 544-4811.

68	2025 Proxy Statement

INFORMATION CONCERNING SOLICITATION AND VOTING
Voting by and Revocation of Proxies
Stockholders of record are requested to vote by proxy in one of the following ways:
•
By telephone — Use the toll-free telephone number shown on the Notice of Internet Availability or any proxy card you receive;

•
By internet — Visit the internet website indicated on the Notice of Internet Availability or any proxy card you receive and follow the on-screen instructions;

•
By mail — If you request a paper proxy card by telephone or internet, you may elect to vote by mail. If you elect to do so, you should date, sign, and promptly return your proxy card by mail in the postage prepaid envelope which accompanied that proxy card; or

•
In person — You can deliver a completed proxy card at the meeting or vote in person.

Voting instructions (including instructions for both telephonic and internet proxies) are provided on the Notice of Internet Availability and on any proxy card you receive. The internet and telephone proxy procedures are designed to authenticate stockholder identities, to allow stockholders to give voting instructions, and to confirm that stockholders’ instructions have been recorded properly. A control number, located on the Notice of Internet Availability or proxy card, will identify stockholders and allow them to submit their proxies and confirm that their voting instructions have been properly recorded. Costs associated with electronic access, such as usage charges from internet access providers and telephone companies, must be borne by the stockholder. If you submit your proxy by internet or telephone, it will not be necessary to return a proxy card for your vote to be counted.
If a stockholder does not submit a proxy via the internet or by telephone or return a signed proxy card, and does not attend the meeting and vote in person, his or her shares will not be voted. Shares of our common stock represented by properly executed proxies received by us or proxies submitted by telephone or via the internet, which are not revoked, will be voted at the meeting in accordance with the instructions contained therein.
If instructions are not given and you do not indicate how your shares should be voted on a proposal, the shares represented by a properly completed proxy will be voted as the Board recommends. In addition, we reserve the right to exercise discretionary authority to vote proxies, in the manner determined by the Board in its sole discretion, on any matters brought before the annual meeting for which we did not receive adequate notice under the proxy rules promulgated by the SEC.
Any proxy signed and returned by a stockholder or submitted by telephone or via the internet may be revoked at any time before it is exercised by giving written notice of revocation to the Company’s Secretary at our address set forth herein, by executing and delivering a later-dated proxy (either in writing, by telephone or via the internet), or by voting in person at the meeting. Attendance at the meeting will not, in and of itself, constitute revocation of a proxy.
If your shares are held in the name of a bank, broker, fiduciary or custodian, follow the voting instructions on the form you receive from your record holder. The availability of internet and telephone proxies for these stockholders will depend on their voting procedures.
Quorum
The presence at the Annual Meeting, in person or by proxy, of the holders of at least a majority of the number of shares of common stock issued and outstanding and entitled to vote as of the record date, is required to constitute a quorum to transact business at the Annual Meeting. Abstentions and broker non-votes will be counted toward the establishment of a quorum.

69	2025 Proxy Statement

INFORMATION CONCERNING SOLICITATION AND VOTING
Required Votes
Election of Three Nominees Named Herein as Class I Directors.   Under our Bylaws, the affirmative vote of a plurality of shares of common stock voting on this matter at the annual meeting is required to elect each nominee named herein as a director. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee’s achievement of a plurality. Notwithstanding the foregoing, if a nominee for Director receives more “against” votes for his or her election than votes “for” his or her election in an uncontested election at a meeting of stockholders, without regard for abstentions, the Director shall, in accordance with and subject to our Corporate Governance Guidelines and Principles, promptly tender his or her resignation to the Board.
Ratification of the selection of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm.   Proposal 2, relating to the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2025, will be approved if it receives the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and voting on the proposal.
Approval of Non-Binding “Say-on-Pay” Resolution Regarding Executive Compensation.   Proposal 3, relating to the non-binding resolution to approve our executive compensation, will be approved if it receives the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the annual meeting and voting on the proposal
Impact of Abstentions.   Abstentions will have no effect on the determination of the election of directors or the outcome of any Proposal.
Shares Held by Brokers
If you are the beneficial owner of shares held for you by a broker, your broker must vote those shares in accordance with your instructions. If you do not give voting instructions to your broker, your broker may vote your shares for you on any discretionary items of business to be voted upon at the annual meeting. If you do not provide voting instructions on a non-discretionary item, including the election of the Class I director nominees named herein, the shares will be treated as “broker non-votes.” We believe that the ratification of the selection of Deloitte & Touche LLP (Proposal 2) is a routine matter on which brokers will generally be permitted to vote any unvoted shares in their discretion. We believe that election of the three nominees named herein as Class I directors (Proposal 1), and the advisory, non-binding approval of executive compensation (Proposal 3), are non-routine matters on which brokers will not be permitted to vote any unvoted shares. ”Broker non-votes” will have no effect on the election of directors or the outcome of any proposal.
Proxy Solicitation
The Company will bear the costs of solicitation of proxies for the annual meeting, including preparation, assembly, printing, and mailing of the Notice of Internet Availability, this proxy statement, the annual report, any proxy card, and any additional information furnished to stockholders. Copies of our proxy statement will be furnished, upon request, to banks, brokerage houses, fiduciaries, and custodians holding shares of common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, email, or personal

70	2025 Proxy Statement

INFORMATION CONCERNING SOLICITATION AND VOTING
solicitation by Computershare or by directors, officers, or other regular employees of the Company. No additional compensation will be paid to directors, officers, or other regular employees for such services.
Other Business
The Board of Directors has no knowledge of any other matter to be submitted at the annual meeting. If any other matter shall properly come before the annual meeting, the persons named as proxies in the Notice of Internet Availability or on the proxy card will have discretionary authority to vote the shares thereby represented in accordance with their best judgment.
Annual Report and Company Information
Our Annual Report to Stockholders, which contains consolidated financial statements for the year ended December 31, 2024, is being furnished to stockholders concurrently herewith. You also may obtain a copy of our Annual Report on Form 10-K for the year ended December 31, 2024 that was filed with the SEC, without charge, by writing to Generac Holdings Inc., Attn: Investor Relations, S45 W29290 Hwy. 59, Waukesha, Wisconsin 53189. These materials will also be available without charge at “Investors” on our website at www.generac.com.
It is important that your proxy be returned promptly, whether by mail, by the internet, or by telephone. The proxy may be revoked at any time by you before it is exercised. If you attend the meeting in person, you may withdraw any proxy (including an internet or telephonic proxy) and vote your own shares.
By Order of the Board of Directors,

Raj Kanuru
Executive Vice President, General Counsel, and Secretary

71	2025 Proxy Statement

Your vote matters – here's how to vote!

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

2025 Annual Meeting Proxy Card

A The Board of Directors recommends a vote FOR all nominees listed in Proposal 1 and FOR Proposals 2 and 3.

1. Election of Class I Directors:

Nominee	For	Against	Abstain
01 - Aaron P. Jagdfeld	☐	☐	☐
02 - Andrew G. Lampereur	☐	☐	☐
03 - Nam T. Nguyen	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

1 U P X

044RIA

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Your vote matters – here’s how to vote!You may vote online or by phone instead of mailing this card.Votes submitted electronically must be received by 1:00am, (Central Time), on June 12, 2025.OnlineGo to www.envisionreports.com/GNRC or scan the QR code — login details are located in the shaded bar below.PhoneCall toll free 1-800-652-VOTE (8683) within the USA, US territories and CanadaSave paper, time and money! Sign up for electronic delivery at www.envisionreports.com/GNRC T IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.T1.Election of Class I Directors:ForAgainst AbstainForAgainst AbstainForAgainst Abstain01 - Aaron P. Jagdfeld02 - Andrew G. Lampereur03 - Nam T. Nguyen 2.Proposal to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ended December 31, 2025. ForAgainst AbstainForAgainst Abstain3.Advisory vote on the non-binding “say-on-pay” resolution toapprove the compensation of our executive officers Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Date (mm/dd/yyyy) — Please print date below.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box.1 U P X

2025 Annual Meeting Admission Ticket2025 Annual Meeting of the Stockholders of Generac Holdings Inc.June 12, 2025, 9:00am CTGenerac corporate headquartersS45 W29290 Hwy. 59, Waukesha, WI 53189Upon arrival, please present this admission ticket and photo identification at the registration desk.Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.The material is available at: www.envisionreports.com/GNRCT IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.TNotice of 2025 Annual Meeting of StockholdersProxy Solicited by Board of Directors for Annual Meeting — June 12, 2025York A. Ragen, Chief Financial Officer of Generac Holdings Inc., and Raj Kanuru, Executive Vice President, General Counsel and Secretary of Generac Holdings Inc., or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Generac Holdings Inc. to be held on June 12, 2025 or at any postponement or adjournment thereof.Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2 and 3.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.(Items to be voted appear on reverse side)Change of Address — Please print new address below.Comments — Please print your comments below.